UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019—September 30, 2020

Item 1:	Reports to Shareholders

Annual Report | September 30, 2020 Vanguard Wellesley® Income Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	11

Trustees Approve Advisory Arrangement	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   For the 12 months ended September 30, 2020, Vanguard Wellesley Income Fund returned 5.24% for Admiral Shares and 5.19% for Investor Shares. It surpassed the 3.54% result of its benchmark, the Wellesley Income Composite Index, which reflects the fund’s target allocation of 65% bonds and 35% stocks.

•   In the bond markets, volatility rose and liquidity fell as the pandemic spread. By the period’s end, however, bond yields had fallen and prices had risen amid unprecedented actions from policymakers and the dimmer economic outlook. Many stock market indexes reached record highs in February, then plummeted as the coronavirus spread. Stocks strongly rebounded—though they faded somewhat in September—as the response from policymakers, news of possible vaccines, and the easing of some coronavirus restrictions buoyed investors.

•   The fund’s bond portfolio benefited from security selection—particularly among industrial issuers—as well as an overweight to agency mortgage-backed securities and an underweight to credit risk.

•   Holdings in seven of 11 sectors in the stock portfolio outperformed the benchmark, with financials, consumer discretionary, and communication services out front.

•   For the decade ended September 30, 2020, the fund’s Admiral Shares returned 7.41% and its Investor Shares returned 7.34%, annualized, ahead of the benchmark’s 6.97% result.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard Wellesley Income Fund returned 5.19% for Investor Shares and 5.24% for the lower-cost Admiral Shares. The composite benchmark, which is weighted 65% Bloomberg Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 3.54%.

The investment environment

For the fiscal year, the Standard & Poor’s 500 Index returned 15.15%, the MSCI World Index returned 10.99%, and the MSCI EAFE Index returned 0.49%. In the U.S., growth outperformed value, as the Russell 1000 Growth Index returned 37.53% and the Russell 1000 Value Index returned –5.03%.

During the period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.98%. The higher-quality corporate bond market experienced stronger performance, returning 8.06%, as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index. The yield of the 10-year U.S. Treasury note ended at 0.68%, down from 1.66% in September 2019.

U.S. equities rose during the 12-month period. In the fourth quarter of 2019, stocks benefited from waning recession fears, improved trade sentiment, and accommodative Federal Reserve policies. Trade tensions were volatile during the quarter but eased in December after the U.S. and China reached a phase one trade agreement. U.S. corporate earnings exceeded expectations in the third quarter of 2019, but the blended earnings for companies in the S&P 500 Index fell 2.2% year over year, from third-quarter 2019 to third-quarter 2020—the largest decline since the second quarter of 2016.

U.S. equities ended the first quarter of 2020 sharply lower as the coronavirus caused unprecedented societal and market disruptions. Volatility surged to extreme levels, and the S&P 500 Index experienced its fastest-ever decline into a bear market. With emergency stimulus from the Fed and the U.S. government bolstering the market, U.S. equities ended the second quarter higher after an extraordinary rally drove stocks to their largest quarterly gain since the fourth quarter of 1998.

Momentum continued into the third quarter with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for COVID-19 vaccines. The U.S. economy gradually improved during the quarter. However, the path to a sustainable recovery was clouded by concerns about a resurgence in coronavirus infections, an uncertain timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

During the 12-month period, U.S. fixed income markets generated positive total returns. On an excess-return basis, most spread sectors posted negative returns over the same period. Sovereign yields declined to historic lows in several developed markets.

Monetary policy had taken a dovish turn in 2019 because of tepid economic data, trade policy uncertainty, and stubbornly low inflation. But in response to the COVID-19 pandemic, the Fed cut rates to near zero and committed to buying unlimited amounts of Treasury and agency mortgage-backed securities. The Fed increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, and lent support to the municipal funding market.

Global central banks added extraordinary monetary stimulus to support economies. The European Central Bank expanded its massive asset purchase program, which included nonfinancial commercial paper for the first time, and eased collateral rules. Credit spreads widened as the pandemic led to a flight to safety in U.S. Treasuries.

By the end of the period, the Fed had announced a policy shift toward setting an average inflation target, which offers the Fed more flexibility. It also modified the language on its employment objective to indicate that maximum employment is a “broad-based” and “inclusive” goal and noted that policy would respond to “shortfalls” from maximum employment rather than “deviations.” We interpret this change to suggest that the Fed may adopt an asymmetrical approach to its employment objective and may refrain from taking action even as the unemployment rate remains quite low for a sustained period in the absence of an increase in inflation.

The fund’s successes

The Wellesley Income Fund’s fixed income portfolio outperformed the Bloomberg Barclays U.S. Credit A or Better Bond Index, primarily because of security selection. Our selection in investment-grade corporate bonds, particularly industrials (communications, technology, and consumer noncyclical), drove positive relative outperformance. Security selection in financials, utilities, and sovereign bonds also helped results. Finally, an underweight to industrials and an out-of-benchmark allocation to agency mortgage-backed securities pass-throughs also contributed to performance.

The stock portfolio outperformed its equity benchmark because of security selection. Strong selection in financials, real estate, and energy contributed to relative outperformance. From a sector allocation perspective, our overweight positions in health care and industrials were beneficial. Among individual stocks, our strongest contributors included cell tower operator Crown Castle, auto insurer Progressive, and railroad company Union Pacific, along with not owning benchmark constituent Wells Fargo.

The fund’s shortfalls

In the fixed income portfolio, in investment-grade credit, an overweight to and security selection in taxable municipals detracted from returns. Underweights to financials and local authority bonds hindered performance. A modest out-of-benchmark allocation to structured finance, consisting of asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgage-backed securities, also detracted from results.

In the equity portfolio, strong selection in the sectors mentioned earlier was partially offset by weaker selection in health care and information technology. Our overweight to real estate and underweight to materials partially detracted from relative results. From an individual-stock perspective, our overweight to Suncor Energy and not holding benchmark constituents Qualcomm and Amgen were the largest detractors.

The fund’s positioning

We continue to maintain a modestly pro-cyclical risk posture. Our base case is for an improving economy and elevated volatility as the COVID-19 pandemic continues to unfold. Significant policy changes after the U.S. elections remain a key risk, along with a potential second wave of the coronavirus outbreak.

We expect the Fed to maintain its current trajectory and U.S. interest rates to remain low and range-bound. We have positioned the fixed income portfolio with close to benchmark-neutral duration. Credit remains the main investment focus of the portfolio and, despite credit spread compression pushing spreads to more normal levels, Fed purchases remain a tailwind and are likely to further support spread levels.

We believe credit fundamentals are likely to remain strained in the medium term; however, liquidity is robust, and spread widening is likely an opportunity for long-term investors. On an industry basis, the fixed income portfolio is currently underweight corporate credit relative to the all-credit benchmark, with a bias toward higher quality and lower volatility.

The fixed income portfolio is overweighted to less cyclical sectors such as communication services. We remain cautious about more cyclical sectors such as energy, while seeking opportunities to move up in credit quality. We are positioned with an overweight to select taxable municipals that offer diversification benefits and still have strong credit quality. The portfolio holds out-of-benchmark allocations to securitized sectors, such as traditional segments of asset-backed securities that remain well-protected from defaults, commercial mortgage-backed securities, and non-agency residential mortgage-backed securities.

In agency mortgage-backed securities, the portfolio holds an allocation to pass-throughs, focusing on low-coupon To-Be-Announced securities to maintain carry and liquidity, as well as collateralized mortgage obligations and delegated underwriting and servicing securities for their stable cash flows. Consistent with our practices, we hold adequate liquidity in the fixed income portion of the fund, notably government bonds, which act as our “all-weather” liquidity buffer.

On the equity side, most of the portfolio’s net buys during the period were in industrials; by contrast, most of the net sales were in energy. The net impact of these portfolio shifts is a modest increase in the defensiveness of the portfolio.

In recent quarters, we have used weakness to upgrade the quality of the portfolio as companies with strong balance sheets and competitively advantaged positions sell off in the short term. We continue to believe the strong get stronger in crises, and we maintain our primary focus on consistently improving the downside protection of the portfolio while favoring companies that have the potential to perform well in strong market environments.

We ended the period most overweight in the industrials, health care, and real estate sectors, and most underweight in materials, energy, and information technology. Notable purchases in the equity portfolio included Johnson & Johnson, Progressive, General Dynamics, and Procter & Gamble. Notable equity eliminations included Roche and Exxon Mobil.

Michael E. Stack, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Loren L. Moran, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA

Senior Managing Director and

Equity Portfolio Manager

Wellington Management Company llp

October 22, 2020

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
Wellesley Income Fund	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,109.47	$1.21
Admiral™ Shares	1,000.00	1,109.88	0.84
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.85	$1.16
Admiral Shares	1,000.00	1,024.20	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellesley Income Fund Investor Shares	5.19%	7.31%	7.34%	$20,301
Wellesley Income Composite Index	3.54	6.67	6.97	19,622
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.64	14,291
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	35,263

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	5.24%	7.38%	7.41%	$102,180
Wellesley Income Composite Index	3.54	6.67	6.97	98,110
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.64	71,455
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	176,315

Wellesley Income Fund

Fund Allocation

As of September 30, 2020

Asset-Backed/Commercial Mortgage-Backed Securities	2.4%
Common Stocks	39.2
Corporate Bonds—Finance	16.6
Corporate Bonds—Industrial	23.0
Corporate Bonds—Utilities	5.8
Sovereign Bonds	2.1
Taxable Municipal Bonds	3.6
U.S. Government and Agency Obligations	7.3

The table reflects the fund's investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund

Financial Statements

Schedule of Investments—Investments Summary

As of September 30, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
[1]	United States Treasury Note/Bond	0.250%	5/31/25	845,000	844,738	1.4%
[1]	United States Treasury Note/Bond	0.250%	7/31/25	541,355	540,846	0.9%
	United States Treasury Note/Bond	0.625%	5/15/30	429,620	428,078	0.7%
	United States Treasury Note/Bond	1.500%	2/15/30	335,365	361,721	0.6%
	United States Treasury Note/Bond	1.125%	8/15/40	270,375	265,349	0.4%
[1,2]	United States Treasury Note/Bond	0.125%–3.625%	12/31/22–8/15/50	684,526	704,843	1.2%
					3,145,575	5.2%

Agency Notes †					31,124	0.1%

Conventional Mortgage-Backed Securities
[3,4]	Fannie Mae Pool	2.500%–3.070%	2/1/25–11/1/49	95,418	102,121	0.2%
¤,3,4	UMBS Pool	2.000%	10/1/35	254,500	264,451	0.4%
¤,3,4	UMBS Pool	2.000%–2.500%	10/1/50–11/1/50	64,300	66,389	0.1%
	Conventional Mortgage-Backed Securities—Other †				2,309	0.0%
					435,270	0.7%
Nonconventional Mortgage-Backed Securities
[3,4]	Fannie Mae REMICS	1.250%–4.000%	2/25/28–6/25/59	465,135	493,020	0.8%
	Nonconventional Mortgage-Backed Securities—Other †				178,563	0.3%
					671,583	1.1%
Total U.S. Government and Agency Obligations (Cost $4,216,240)					4,283,552	7.1%

11

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[5]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,420,367) †					1,438,010	2.4%
Corporate Bonds
Finance
	Banking
[4]	Bank of America Corp.	2.496%–6.110%	1/11/23–3/15/49	656,288	753,604	1.3%
	Bank One Corp.	7.750%	7/15/25	25,000	32,369	0.1%
[4]	Goldman Sachs Group Inc.	2.625%–6.250%	2/25/21–7/8/44	595,045	662,377	1.1%
[4]	JPMorgan Chase & Co.	2.950%–5.625%	5/1/23–4/22/50	601,895	722,401	1.2%
[4]	Morgan Stanley	2.500%–7.250%	1/25/21–1/27/45	543,865	612,356	1.0%
	Wachovia Corp.	6.605%	10/1/25	15,000	18,144	0.0%
[4]	Wells Fargo & Co.	2.572%–5.606%	3/8/22–12/7/46	638,670	711,289	1.2%
[5]	Banking—Other †				4,244,767	7.0%
	Brokerage †				76,250	0.1%
[5]	Finance Companies †				3,930	0.0%
[5]	Insurance †				1,740,670	2.9%
[5]	Real Estate Investment Trusts †				223,684	0.4%
					9,801,841	16.3%
Industrial
[5]	Basic Industry †				93,214	0.2%
	Capital Goods
	Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	41,821	0.1%
	Caterpillar Inc.	2.600%–5.200%	5/27/21–5/27/41	65,455	75,818	0.1%
	Lockheed Martin Corp.	1.850%–4.700%	11/23/20–9/15/52	76,112	88,055	0.2%
[5]	Capital Goods—Other †				734,614	1.2%
	Communication
	Comcast Corp.	2.350%–4.950%	2/1/24–10/15/58	568,411	696,613	1.2%
	NBCUniversal Media LLC	4.450%	1/15/43	10,639	13,512	0.0%
[5]	Sky Ltd.	3.750%	9/16/24	42,911	47,943	0.1%
	Verizon Communications Inc.	3.450%–5.012%	3/15/21–3/15/55	204,481	268,454	0.4%
[5]	Communication—Other †				1,105,732	1.8%
[5]	Consumer Cyclical †				1,295,210	2.1%
	Consumer Noncyclical
	Johnson & Johnson	2.450%–6.730%	11/15/23–3/1/26	93,000	102,881	0.2%
	Medtronic Inc.	3.150%–3.500%	3/15/22–3/15/25	38,039	40,800	0.1%
	Merck & Co. Inc.	2.750%–4.150%	2/10/25–5/18/43	124,795	145,178	0.2%
	Pfizer Inc.	1.700%–4.100%	6/15/23–5/28/50	191,950	220,033	0.4%
	Philip Morris International Inc.	2.500%–4.875%	5/17/21–11/10/44	114,240	127,268	0.2%
[4]	Procter & Gamble - Esop	9.360%	1/1/21	1,529	1,553	0.0%
[5]	Upjohn Inc.	3.850%–4.000%	6/22/40–6/22/50	51,574	55,098	0.1%
	Wyeth LLC	5.950%	4/1/37	15,000	22,293	0.0%
[5]	Consumer Noncyclical—Other †				3,469,276	5.7%
	Energy
	Dominion Energy Gas Holdings LLC	3.000%–4.800%	11/1/23–12/15/44	54,858	63,194	0.1%
[5]	Energy—Other †				1,227,490	2.0%
[5]	Other Industrial †				345,014	0.6%
	Technology
	Apple Inc.	2.450%–4.450%	2/23/23–8/20/60	545,107	603,790	1.0%
	Cisco Systems Inc.	2.500%	9/20/26	15,921	17,445	0.0%

12

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[5]	Technology—Other †				2,072,810	3.5%
[5]	Transportation †				544,663	0.9%
					13,519,772	22.4%
Utilities
	Electric
[5]	Dominion Energy Inc.	2.450%–4.900%	8/15/21–3/15/49	148,852	162,006	0.2%
	Dominion Energy South Carolina Inc.	4.600%–6.625%	2/1/32–6/1/65	70,885	101,939	0.2%
	Virginia Electric & Power Co.	3.500%–6.000%	3/15/27–5/15/37	50,200	59,975	0.1%
[5]	Electric—Other †				2,643,380	4.4%
	Natural Gas
[5]	East Ohio Gas Co.	2.000%–3.000%	6/15/30–6/15/50	33,015	34,273	0.1%
[5]	Natural Gas—Other †				331,631	0.5%
	Other Utility †				67,244	0.1%
					3,400,448	5.6%
Total Corporate Bonds (Cost $23,977,138)					26,722,061	44.3%
[5]Sovereign Bonds (Cost $1,153,393) †					1,264,428	2.1%
Taxable Municipal Bonds (Cost $1,793,245) †					2,116,723	3.5%

	Shares
Common Stocks
Communication Services
Comcast Corp. Class A	15,916,673	736,305	1.2%
Verizon Communications Inc.	12,181,280	724,664	1.2%
Communication Services—Other †		68,234	0.1%
		1,529,203	2.5%
Consumer Discretionary
McDonald’s Corp.	2,053,060	450,626	0.8%
VF Corp.	3,600,431	252,930	0.4%
Home Depot Inc.	888,556	246,761	0.4%
Consumer Discretionary—Other †		125,394	0.2%
		1,075,711	1.8%
Consumer Staples
Procter & Gamble Co.	5,293,289	735,714	1.2%
Philip Morris International Inc.	6,674,304	500,506	0.8%
Coca-Cola Co.	9,258,057	457,070	0.8%
PepsiCo Inc.	2,552,304	353,750	0.6%
Archer-Daniels-Midland Co.	7,517,871	349,506	0.6%
Mondelez International Inc. Class A	5,717,754	328,485	0.5%
Kellogg Co.	4,323,700	279,268	0.5%
Unilever NV	4,087,868	246,907	0.4%
		3,251,206	5.4%
Energy
^ TC Energy Corp.	5,830,020	244,751	0.4%
Energy—Other †		532,191	0.9%
		776,942	1.3%

13

Wellesley Income Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Financials
JPMorgan Chase & Co.	7,547,908	726,637	1.2%
Bank of America Corp.	26,036,220	627,213	1.0%
Progressive Corp.	5,824,090	551,367	0.9%
BlackRock Inc.	734,719	414,051	0.7%
MetLife Inc.	10,752,977	399,688	0.7%
Chubb Ltd.	3,181,420	369,427	0.6%
Truist Financial Corp.	6,922,562	263,403	0.4%
Financials—Other †		651,867	1.1%
		4,003,653	6.6%
Health Care
Johnson & Johnson	7,649,978	1,138,929	1.9%
Pfizer Inc.	22,672,342	832,075	1.4%
Medtronic plc	5,595,648	581,500	1.0%
Merck & Co. Inc.	5,526,474	458,421	0.7%
CVS Health Corp.	5,642,974	329,549	0.5%
AstraZeneca plc ADR	5,410,804	296,512	0.5%
Novartis AG	2,835,402	246,182	0.4%
Health Care—Other †		458,760	0.8%
		4,341,928	7.2%
Industrials
Lockheed Martin Corp.	1,343,437	514,913	0.9%
Caterpillar Inc.	3,391,245	505,804	0.8%
Eaton Corp. plc	4,878,094	497,712	0.8%
Union Pacific Corp.	2,113,263	416,038	0.7%
General Dynamics Corp.	2,279,600	315,565	0.5%
Industrials—Other †		831,423	1.4%
		3,081,455	5.1%
Information Technology
Cisco Systems Inc.	19,042,823	750,097	1.3%
Intel Corp.	9,514,069	492,638	0.8%
Corning Inc.	12,440,433	403,194	0.7%
Automatic Data Processing Inc.	1,915,977	267,260	0.4%
Information Technology—Other †		349,793	0.6%
		2,262,982	3.8%

Materials †		229,969	0.4%

Real Estate
Crown Castle International Corp.	3,081,458	513,063	0.8%

Utilities
Dominion Energy Inc.	5,746,518	453,573	0.7%
Sempra Energy	2,508,127	296,862	0.5%
Duke Energy Corp.	3,304,128	292,614	0.5%
Exelon Corp.	7,629,894	272,845	0.5%
American Electric Power Co. Inc.	3,269,237	267,195	0.4%
Utilities—Other †		464,058	0.8%
		2,047,147	3.4%
Total Common Stocks (Cost $18,133,295)		23,113,259	38.3%

14

Wellesley Income Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund	0.117%	1,426,044	142,605	0.3%

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements
Bank of America Securities, LLC (Dated 9/30/20, Repurchase Value $116,700,000, collateralized by Federal Home Loan Mortgage Corp., 2.391%–3.500%, 11/1/45–10/1/50, Federal National Mortgage Assn., 1.932%–4.500%, 9/1/28–10/1/50, with a value of $119,034,000)	0.080%	10/1/20	116,700	116,700	0.2%
Deutsche Bank Securities, Inc. (Dated 9/30/20, Repurchase Value $1,900,000, collateralized by U.S. Treasury Bill, 0.000%, 2/23/21, with a value of $1,938,000)	0.080%	10/1/20	1,900	1,900	0.0%
HSBC Bank USA (Dated 9/30/20, Repurchase Value $220,200,000, collateralized by U.S. Treasury Note/Bond, 0.125%–2.625%, 11/15/20–2/15/46, with a value of $224,604,000)	0.060%	10/1/20	220,200	220,200	0.4%
HSBC Bank USA (Dated 9/30/20, Repurchase Value $111,800,000, collateralized by Federal Home Loan Mortgage Corp., 3.000%–4.000%, 10/1/26–7/1/46, and Federal National Mortgage Assn., 2.000%–5.000%, 7/1/30–7/1/50, with a value of $114,036,000)	0.080%	10/1/20	111,800	111,800	0.2%
JP Morgan Securities LLC (Dated 9/30/20, Repurchase Value $175,000,000, collateralized by U.S. Treasury Note/Bond, 0.250%–2.875%, 8/31/25–8/15/45, with a value of $178,500,000)	0.060%	10/1/20	175,000	175,000	0.3%

15

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Natixis (Dated 9/30/20, Repurchase Value $237,600,000, collateralized by Federal Home Loan Mortgage Corp., 0.000%, 3/15/29, U.S. Treasury Bill, 0.000%, 5/20/21, and U.S. Treasury Note/Bond, 0.625%–3.375%, 6/30/22–2/15/50, with a value of $242,352,000)	0.060%	10/1/20	237,600	237,600	0.4%
Nomura International plc (Dated 9/30/20, Repurchase Value $144,800,000, collateralized by U.S. Treasury Note/Bond, 0.125%–1.750%, 12/31/20–9/15/23, with a value of $147,696,000)	0.060%	10/1/20	144,800	144,800	0.2%
RBC Capital Markets LLC (Dated 9/30/20, Repurchase Value $63,300,000, collateralized by Federal National Mortgage Assn., 2.000%–5.000%, 9/1/42–9/1/50, with a value of $64,566,000)	0.070%	10/1/20	63,300	63,300	0.1%
RBS Securities, Inc. (Dated 9/30/20, Repurchase Value $366,301,000, collateralized by U.S. Treasury Note/Bond, 0.125%–3.125%, 8/15/21–2/15/43, with a value of $373,626,000)	0.060%	10/1/20	366,300	366,300	0.6%
				1,437,600	2.4%

16

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
United States Treasury Bill	0.143%	10/15/20	200,000	199,994	0.3%

[8]Commercial Paper †				13,188	0.0%
Total Temporary Cash Investments (Cost $1,793,355)				1,793,387	3.0%
Total Investments (Cost $52,487,033)				60,731,420	100.7%
Other Assets and Liabilities—Net				(427,369)	(0.7%)
Net Assets				60,304,051	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $130,142,000.
¤	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2020.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	Securities with a value of $5,233,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $63,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Certain securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $7,102,111,000, representing 11.8% of net assets.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $142,600,000 was received for securities on loan.
8	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2020, the value of these securities was $13,188,000, representing 0.0% of net assets.
ADR—American Depositary Receipt.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

17

Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	4,064	567,055	732
5-Year U.S. Treasury Note	December 2020	3,384	426,490	69
				801

See accompanying Notes, which are an integral part of the Financial Statements.

18

Wellesley Income Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $52,344,429)	60,588,815
Affiliated Issuers (Cost $142,604)	142,605
Total Investments in Securities	60,731,420
Investment in Vanguard	2,489
Foreign Currency, at Value (Cost $531)	533
Cash	996
Receivables for Investment Securities Sold	164,407
Receivables for Accrued Income	313,943
Receivables for Capital Shares Issued	62,452
Total Assets	61,276,240
Liabilities
Payables for Investment Securities Purchased	776,649
Collateral for Securities on Loan	142,600
Payables to Investment Advisor	9,520
Payables for Capital Shares Redeemed	38,964
Payables to Vanguard	3,674
Variation Margin Payable—Futures Contracts	782
Total Liabilities	972,189
Net Assets	60,304,051

At September 30, 2020, net assets consisted of:

Paid-in Capital	51,106,477
Total Distributable Earnings (Loss)	9,197,574
Net Assets	60,304,051

Investor Shares—Net Assets
Applicable to 446,508,097 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,260,063
Net Asset Value Per Share—Investor Shares	$27.46

Admiral Shares—Net Assets
Applicable to 722,369,983 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	48,043,988
Net Asset Value Per Share—Admiral Shares	$66.51

See accompanying Notes, which are an integral part of the Financial Statements.

19

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends[1]	701,247
Interest	1,113,295
Securities Lending—Net	730
Total Income	1,815,272
Expenses
Investment Advisory Fees—Note B
Basic Fee	31,627
Performance Adjustment	5,268
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,128
Management and Administrative—Admiral Shares	42,849
Marketing and Distribution—Investor Shares	1,323
Marketing and Distribution—Admiral Shares	2,403
Custodian Fees	304
Auditing Fees	31
Shareholders’ Reports—Investor Shares	244
Shareholders’ Reports—Admiral Shares	282
Trustees’ Fees and Expenses	90
Total Expenses	104,549
Net Investment Income	1,710,723
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,128,726
Futures Contracts	57,489
Options Purchased	(2,499)
Forward Currency Contracts	(417)
Foreign Currencies	(196)
Realized Net Gain (Loss)	1,183,103
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(139,133)
Futures Contracts	9,856
Forward Currency Contracts	(79)
Foreign Currencies	900
Change in Unrealized Appreciation (Depreciation)	(128,456)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,765,370

1	Dividends are net of foreign withholding taxes of $9,852,000.

2	Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were ($3,000), and $0, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,710,723	1,685,970
Realized Net Gain (Loss)	1,183,103	612,150
Change in Unrealized Appreciation (Depreciation)	(128,456)	3,156,344
Net Increase (Decrease) in Net Assets Resulting from Operations	2,765,370	5,454,464
Distributions[1]
Investor Shares	(501,533)	(849,601)
Admiral Shares	(1,842,363)	(2,889,069)
Total Distributions	(2,343,896)	(3,738,670)
Capital Share Transactions
Investor Shares	(702,626)	91,771
Admiral Shares	2,628,909	2,994,747
Net Increase (Decrease) from Capital Share Transactions	1,926,283	3,086,518
Total Increase (Decrease)	2,347,757	4,802,312
Net Assets
Beginning of Period	57,956,294	53,153,982
End of Period	60,304,051	57,956,294

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.18	$26.43	$26.66	$26.13	$24.71
Investment Operations
Net Investment Income	.775[1]	.803[1]	.779[1]	.769[1]	.761
Net Realized and Unrealized Gain (Loss) on Investments	.576	1.787	.086	.810	2.014
Total from Investment Operations	1.351	2.590	.865	1.579	2.775
Distributions
Dividends from Net Investment Income	(.789)	(.799)	(.786)	(.780)	(.746)
Distributions from Realized Capital Gains	(.282)	(1.041)	(.309)	(.269)	(.609)
Total Distributions	(1.071)	(1.840)	(1.095)	(1.049)	(1.355)
Net Asset Value, End of Period	$27.46	$27.18	$26.43	$26.66	$26.13

Total Return[2]	5.19%	10.54%	3.28%	6.22%	11.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,260	$12,864	$12,398	$14,220	$14,175
Ratio of Total Expenses to Average Net Assets[3]	0.23%	0.23%	0.23%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.86%	3.08%	2.93%	2.95%	3.02%
Portfolio Turnover Rate[4]	53%	28%	36%	22%	31%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, (0.00%), and 0.00%.

4	Includes 7%, 2%, 4%, 1%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$65.85	$64.03	$64.57	$63.30	$59.87
Investment Operations
Net Investment Income	1.923[1]	1.990[1]	1.934[1]	1.908[1]	1.887
Net Realized and Unrealized Gain (Loss) on Investments	1.379	4.331	.226	1.945	4.868
Total from Investment Operations	3.302	6.321	2.160	3.853	6.755
Distributions
Dividends from Net Investment Income	(1.959)	(1.979)	(1.951)	(1.932)	(1.850)
Distributions from Realized Capital Gains	(.683)	(2.522)	(.749)	(.651)	(1.475)
Total Distributions	(2.642)	(4.501)	(2.700)	(2.583)	(3.325)
Net Asset Value, End of Period	$66.51	$65.85	$64.03	$64.57	$63.30

Total Return[2]	5.24%	10.62%	3.38%	6.27%	11.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$48,044	$45,092	$40,756	$39,974	$35,678
Ratio of Total Expenses to Average Net Assets[3]	0.16%	0.16%	0.16%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.93%	3.15%	3.00%	3.02%	3.09%
Portfolio Turnover Rate[4]	53%	28%	36%	22%	31%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, (0.00%), and 0.00%.

4	Includes 7%, 2%, 4%, 1%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

24

Wellesley Income Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented 2% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

25

Wellesley Income Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended September 30, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at September 30, 2020.

5. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

Options on futures contracts are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts at September 30, 2020.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a

26

Wellesley Income Fund

counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

8. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

27

Wellesley Income Fund

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans

28

Wellesley Income Fund

may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

13. Other: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to a combined index comprising the Bloomberg Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index for the preceding three years. For the year ended September 30, 2020, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $5,268,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $2,489,000, representing less than 0.01% of the fund’s net assets and 1.00% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

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Wellesley Income Fund

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	4,283,552	—	4,283,552
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,438,010	—	1,438,010
Corporate Bonds	—	26,722,061	—	26,722,061
Sovereign Bonds	—	1,264,428	—	1,264,428
Taxable Municipal Bonds	—	2,116,723	—	2,116,723
Common Stocks	22,518,949	594,310	—	23,113,259
Temporary Cash Investments	142,605	1,650,782	—	1,793,387
Total	22,661,554	38,069,866	—	60,731,420
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	782	—	—	782

1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Payable—Futures Contracts	782	—	782
Total Liabilities	782	—	782

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2020, were:

	Interest Rate	Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	57,489	—	57,489
Options Purchased	(2,499)	—	(2,499)
Forward Currency Contracts	—	(417)	(417)
Realized Net Gain (Loss) on Derivatives	54,990	(417)	54,573

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	9,856	—	9,856
Forward Currency Contracts	—	(79)	(79)
Change in Unrealized Appreciation (Depreciation) on Derivatives	9,856	(79)	9,777

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Wellesley Income Fund

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	124,821
Total Distributable Earnings (Loss)	(124,821)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	174,208
Undistributed Long-Term Gains	808,205
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	8,215,161

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	1,866,829	1,670,386
Long-Term Capital Gains	477,067	2,068,284
Total	2,343,896	3,738,670

* Includes short-term capital gains, if any.

31

Wellesley Income Fund

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	52,517,074
Gross Unrealized Appreciation	9,022,351
Gross Unrealized Depreciation	(808,005)
Net Unrealized Appreciation (Depreciation)	8,214,346

G. During the year ended September 30, 2020, the fund purchased $16,222,395,000 of investment securities and sold $12,959,075,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $15,370,846,000 and $17,426,408,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,619,685	96,662	1,975,289	75,854
Issued in Lieu of Cash Distributions	464,104	17,599	787,384	31,482
Redeemed	(3,786,415)	(141,001)	(2,670,902)	(103,132)
Net Increase (Decrease)—Investor Shares	(702,626)	(26,740)	91,771	4,204
Admiral Shares
Issued	9,156,581	139,203	6,194,924	98,092
Issued in Lieu of Cash Distributions	1,608,786	25,178	2,553,941	42,137
Redeemed	(8,136,458)	(126,832)	(5,754,118)	(91,951)
Net Increase (Decrease)—Admiral Shares	2,628,909	37,549	2,994,747	48,278

I. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary, of Vanguard Wellesley Income Fund (the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

33

Special 2020 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $578,800,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $690,582,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 31.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

34

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The fund seeks long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation by investing in high-quality bonds and stocks. Asset allocation changes are made gradually in response to changes in relative valuations between asset classes. For the fixed income portion of the fund, Wellington Management uses fundamental research to invest in investment-grade debt. For the equity portion, the advisor seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. Wellington Management has advised the fund since its inception in 1970.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

35

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

36

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellesley Income Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Wellesley Income Fund or the owners of the Wellesley Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellesley Income Fund. Investors acquire the Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellesley Income Fund. The Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellesley Income Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2020: $31,000
Fiscal Year Ended September 30, 2019: $32,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2020: $10,761,407
Fiscal Year Ended September 30, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)      Audit-Related Fees.

Fiscal Year Ended September 30, 2020: $2,915,863
Fiscal Year Ended September 30, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended September 30, 2020: $247,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended September 30, 2020: $115,000
Fiscal Year Ended September 30, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2020: $362,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Wellesley® Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (7.1%)
U.S. Government Securities (5.2%)
	United States Treasury Note/Bond	2.125%	12/31/22	10,400	10,861
	United States Treasury Note/Bond	0.125%	5/15/23	105,440	105,375
1	United States Treasury Note/Bond	0.250%	5/31/25	845,000	844,738
1	United States Treasury Note/Bond	0.250%	7/31/25	541,355	540,846
	United States Treasury Note/Bond	2.000%	8/15/25	10,230	11,082
	United States Treasury Note/Bond	0.250%	8/31/25	145,000	144,842
2	United States Treasury Note/Bond	2.250%	11/15/27	23,580	26,509
1	United States Treasury Note/Bond	3.125%	11/15/28	8,235	9,918
	United States Treasury Note/Bond	2.375%	5/15/29	30,515	35,102
	United States Treasury Note/Bond	1.625%	8/15/29	7,430	8,086
	United States Treasury Note/Bond	1.500%	2/15/30	335,365	361,721
	United States Treasury Note/Bond	0.625%	5/15/30	429,620	428,078
	United States Treasury Note/Bond	0.625%	8/15/30	100,000	99,422
	United States Treasury Note/Bond	1.125%	8/15/40	270,375	265,349
	United States Treasury Note/Bond	3.625%	2/15/44	13,285	19,413
	United States Treasury Note/Bond	2.875%	5/15/49	405	542
	United States Treasury Note/Bond	2.000%	2/15/50	76,461	86,473
1	United States Treasury Note/Bond	1.250%	5/15/50	97,755	92,623
	United States Treasury Note/Bond	1.375%	8/15/50	55,790	54,595
					3,145,575
Agency Notes (0.1%)
	Tennessee Valley Authority	4.625%	9/15/60	19,800	31,124

Conventional Mortgage-Backed Securities (0.7%)
3,4	Fannie Mae Pool	2.500%	8/1/27–11/1/49	55,218	58,093
3,4	Fannie Mae Pool	2.780%	6/1/26	28,500	31,307
3,4	Fannie Mae Pool	3.070%	2/1/25	11,700	12,721
3,4	Freddie Mac Gold Pool	4.000%	7/1/33	3	4
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	23	25
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	1,989	2,280
¤,3,4	UMBS Pool	2.000%	10/1/35–11/1/50	318,800	330,840
					435,270
Nonconventional Mortgage-Backed Securities (1.1%)
3,4	Fannie Mae REMICS	1.250%	2/25/28	19,168	19,348
3,4	Fannie Mae REMICS	1.500%	8/25/41–11/25/42	22,231	22,531
3,4	Fannie Mae REMICS	1.700%	6/25/43	4,005	4,069
3,4	Fannie Mae REMICS	2.000%	5/25/39–6/25/44	13,406	13,780
3,4	Fannie Mae REMICS	3.000%	6/25/44–9/25/57	104,478	108,792
3,4	Fannie Mae REMICS	3.500%	4/25/31–6/25/59	287,316	308,999
3,4	Fannie Mae REMICS	4.000%	5/25/31–7/25/53	14,533	15,501
3,4	Freddie Mac REMICS	1.500%	10/15/42	10,509	10,617
3,4	Freddie Mac REMICS	1.750%	3/15/41	14,313	14,593
3,4	Freddie Mac REMICS	2.000%	7/15/31–9/15/31	32,160	32,779
3,4	Freddie Mac REMICS	2.500%	9/15/32	3,526	3,609
3,4	Freddie Mac REMICS	3.000%	12/15/39–5/15/46	36,149	38,810
3,4	Freddie Mac REMICS	3.500%	3/15/31	2,733	2,956
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	53,855	59,270
3	Ginnie Mae REMICS	1.700%	10/20/45	7,739	7,821
3	Ginnie Mae REMICS	1.800%	5/20/41	7,980	8,108
					671,583
Total U.S. Government and Agency Obligations (Cost $4,216,240)					4,283,552
Asset-Backed/Commercial Mortgage-Backed Securities (2.4%)
3,5	Aaset 2019-1 Trust	3.844%	5/15/39	13,123	12,227
5	American Tower Trust I	3.070%	3/15/23	32,900	33,575
3	AmeriCredit Automobile Receivables Trust 2016-3	2.240%	4/8/22	4,238	4,246
3,5	Angel Oak Mortgage Trust 2019-5	2.593%	10/25/49	10,483	10,614
3,5	Angel Oak Mortgage Trust 2019-6	2.620%	11/25/59	25,438	25,903
3,5	Angel Oak Mortgage Trust I LLC 2019-2	3.628%	3/25/49	5,734	5,842
3,5	Angel Oak Mortgage Trust LLC	2.993%	7/26/49	20,168	20,541

1

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
3,5,6	Ares XXIX CLO Ltd., 3M USD LIBOR + 1.190%	1.463%	4/17/26	2,083	2,082
3,5,6	Atlas Senior Loan Fund X Ltd., 3M USD LIBOR + 1.090%	1.365%	1/15/31	7,298	7,197
3,5,6	Avery Point IV CLO Ltd., 3M USD LIBOR + 1.100%	1.344%	4/25/26	7,176	7,173
3,5,6	Babson CLO Ltd. 2014-I, 3M USD LIBOR + 1.150%	1.422%	7/20/25	244	244
5	Bank of Montreal	2.500%	1/11/22	122,300	125,575
3,5	Canadian Pacer Auto Receivable Trust A Series 2018	3.270%	12/19/22	4,136	4,166
3,5	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	24,959	23,094
3,5,6	Cent CLO, 3M USD LIBOR + 1.150%	1.394%	10/25/28	16,895	16,820
3,5	Chesapeake Funding II LLC	3.390%	1/15/31	19,575	20,144
3,5	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	1,029	1,030
3,5	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	18,256	18,532
3,5	Cloud Pass-Through Trust 2019-1	3.554%	12/5/22	16,320	16,534
3,5	COLT 2018-4 Mortgage Loan Trust	4.006%	12/28/48	1,932	1,957
3,5	COLT 2019-2 Mortgage Loan Trust	3.337%	5/25/49	7,848	7,920
3,5	COLT 2020-1 Mortgage Loan Trust	2.488%	2/25/50	16,286	16,463
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,533
3,5	DB Master Finance LLC	3.787%	5/20/49	14,994	15,407
3,5	DB Master Finance LLC	4.021%	5/20/49	13,395	14,173
3,5	Deephave Residential Mortgage Trust 2019-2	3.558%	4/25/59	8,513	8,577
5	DNB Boligkreditt AS	2.500%	3/28/22	24,355	25,083
3,5	Enterprise Fleet Financing LLC	3.100%	10/20/23	3,225	3,274
3,5	Enterprise Fleet Financing LLC	2.290%	2/20/25	25,950	26,406
3,5	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	6,892	6,922
3,5	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	9,383	9,575
3,5	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	16,002	16,264
3,5	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	18,956	19,259
3,5	Evergreen Credit Card Trust 2018-1	2.950%	3/15/23	37,350	37,753
3,5	Exeter Automobile Receivables Trust 2019-3	2.590%	9/15/22	1,901	1,905
3,5	Exeter Automobile Receivables Trust 2019-4	2.180%	1/17/23	4,623	4,642
3,4,6	Fannie Mae Connecticut Avenue Securities, 1M USD LIBOR + 5.900%	6.048%	10/25/28	5,466	5,812
3	Ford Credit Floorplan Master Owner Trust 2019-A	2.440%	9/15/26	12,250	13,013
3,4	Freddie Mac Multifamily Structured Pass Through Certificates	3.750%	8/25/25	10,785	12,147
3,4	Freddie Mac Multifamily Structured Pass Through Certificates	2.610%	1/25/26	20,480	22,210
3,4	Freddie Mac Multifamily Structured Pass Through Certificates	2.282%	7/25/26	29,245	31,532
3,5	Hertz Fleet Lease Funding LP 2019-1	2.700%	1/10/33	22,247	22,546
3,5	Horizon Aircraft Finance Ltd.	3.721%	7/15/39	10,514	9,815
3,5	Horizon Aircraft Finance Ltd.	3.425%	11/15/39	10,527	9,650
3,5	MACH 1 Cayman 2019-1 Ltd.	3.474%	10/15/39	12,115	11,018
3,5,6	Madison Park Funding XII Ltd., 3M USD LIBOR + 1.260%	1.532%	7/20/26	5,847	5,847
3,5,6	Madison Park Funding XIII Ltd., 3M USD LIBOR + 0.950%	1.222%	4/19/30	34,150	33,810
3,5	MAPS Ltd.	4.458%	3/15/44	5,980	5,535
3,5,6	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	0.646%	7/21/24	36,965	36,773
3,5	MMAF Equipment Finance LLC 2019-B	2.010%	12/12/24	26,615	27,507
5	National Australia Bank Ltd.	2.400%	12/7/21	75,600	77,395
3,5	OneMain Direct Auto Receivables Trust	3.430%	12/16/24	31,492	31,903
3,5	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	3,955	3,963
3,5	OneMain Financial Issuance Trust 2019-1	3.480%	2/14/31	33,750	34,624
3,5	Santander Retail Auto Lease Trust 2019-A	2.720%	1/20/22	9,517	9,573
3,5	Santander Retail Auto Lease Trust 2019-B	2.300%	1/20/23	11,435	11,691
3,4	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	20,973	22,484
3,4	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	33,904	36,480
3,4	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	49,231	53,214
3,5	Securitized Term Auto Receivables Trust 2018-2	3.325%	8/25/22	11,639	11,753
3,5,6	Seneca Park CLO Ltd. 2014-1, 3M USD LIBOR + 1.120%	1.393%	7/17/26	1,897	1,896

2

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
3,5	SFAVE Commercial Mortgage Securities Trust 2015-5AVE	4.144%	1/5/43	22,000	21,112
3,5	SoFi Consumer Loan Program 2018-4 Trust	3.540%	11/26/27	4,879	4,923
3,5	SoFi Consumer Loan Program 2019-1 Trust	3.240%	2/25/28	7,499	7,587
3,5	SoFi Consumer Loan Program 2020-1 Trust	2.020%	1/25/29	14,317	14,471
3,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	11,533	11,524
3,5	START Ireland	4.089%	3/15/44	12,810	11,938
3,5,6	Symphony CLO XIV Ltd., 3M USD LIBOR + 0.950%	1.218%	7/14/26	30,231	30,104
3,5,6	Thacher Park CLO Ltd., 3M USD LIBOR + 1.160%	1.432%	10/20/26	4,031	4,029
5	Toronto-Dominion Bank	2.500%	1/18/22	77,500	79,597
3,5	Towd Point Mortgage Trust 2016-3	2.250%	4/25/56	925	931
3,5	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	18,315	18,460
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,141
3,5	Vantage Data Centers LLC	1.645%	9/15/45	32,830	32,830
3,5	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	17,696	18,332
3,5	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	8,947	9,129
3,5	Verus Securitization Trust 2019-2	3.211%	5/25/59	9,853	10,075
3,5,6	Voya CLO 2014-1 Ltd., 3M USD LIBOR + 0.990%	1.262%	4/18/31	16,596	16,348
3,5	Westlake Automobile Receivables Trust	2.150%	2/15/23	9,564	9,636
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,420,367)					1,438,010
Corporate Bonds (44.3%)
Finance (16.3%)
	Banking (12.9%)
	American Express Credit Corp.	2.700%	3/3/22	83,055	85,533
	Banco Santander SA	3.125%	2/23/23	28,600	29,954
	Banco Santander SA	3.848%	4/12/23	17,000	18,145
	Bank of America Corp.	3.300%	1/11/23	18,875	20,029
3	Bank of America Corp.	2.816%	7/21/23	60,600	62,942
	Bank of America Corp.	4.125%	1/22/24	7,500	8,276
	Bank of America Corp.	4.000%	1/22/25	26,225	29,207
3	Bank of America Corp.	3.559%	4/23/27	54,370	60,717
3	Bank of America Corp.	3.593%	7/21/28	37,995	42,500
3	Bank of America Corp.	3.419%	12/20/28	48,603	54,101
3	Bank of America Corp.	4.271%	7/23/29	72,640	85,138
3	Bank of America Corp.	3.974%	2/7/30	69,430	80,378
3	Bank of America Corp.	3.194%	7/23/30	33,250	36,743
3	Bank of America Corp.	2.496%	2/13/31	99,085	103,364
	Bank of America Corp.	6.110%	1/29/37	30,000	42,223
	Bank of America Corp.	5.875%	2/7/42	8,770	12,856
	Bank of America Corp.	5.000%	1/21/44	24,180	33,439
3	Bank of America Corp.	3.946%	1/23/49	5,290	6,435
3	Bank of America Corp.	4.330%	3/15/50	59,475	75,256
	Bank of Montreal	3.100%	4/13/21	46,940	47,645
	Bank of New York Mellon Corp.	2.200%	8/16/23	32,698	34,296
	Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	24,975
6	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	1.318%	10/30/23	43,060	43,711
	Bank of Nova Scotia	2.450%	3/22/21	39,905	40,309
	Bank of Nova Scotia	2.800%	7/21/21	58,100	59,260
	Bank of Nova Scotia	2.700%	8/3/26	60,225	65,908
	Bank One Corp.	7.750%	7/15/25	25,000	32,369
5	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	37,855
	Barclays Bank plc	5.140%	10/14/20	7,935	7,946
3	Barclays plc	3.932%	5/7/25	52,770	56,478
6	Barclays plc, 3M USD LIBOR + 1.380%	1.660%	5/16/24	36,710	36,894
5	BNP Paribas SA	2.950%	5/23/22	4,365	4,512
	BNP Paribas SA	3.250%	3/3/23	4,190	4,462
5	BNP Paribas SA	3.800%	1/10/24	76,490	82,683
5	BNP Paribas SA	3.375%	1/9/25	61,070	66,169
3,5	BNP Paribas SA	2.819%	11/19/25	44,480	46,912
5	BNP Paribas SA	3.500%	11/16/27	74,220	82,274
5	BPCE SA	5.700%	10/22/23	10,670	11,937

3

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BPCE SA	4.000%	4/15/24	25,885	28,661
5	BPCE SA	5.150%	7/21/24	37,185	41,543
5	BPCE SA	3.500%	10/23/27	64,900	71,469
5	BPCE SA	2.700%	10/1/29	48,550	52,119
6	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	0.957%	6/16/22	57,790	58,273
	Capital One Financial Corp.	4.750%	7/15/21	36,165	37,385
	Capital One Financial Corp.	3.750%	4/24/24	60,945	66,340
	Capital One Financial Corp.	3.200%	2/5/25	9,055	9,767
	Citigroup Inc.	4.500%	1/14/22	30,140	31,682
	Citigroup Inc.	4.125%	7/25/28	45,085	51,795
3	Citigroup Inc.	3.520%	10/27/28	72,260	80,261
	Citigroup Inc.	6.625%	6/15/32	9,000	12,496
3	Citigroup Inc.	3.878%	1/24/39	37,225	43,864
	Citigroup Inc.	5.875%	1/30/42	7,460	10,934
	Citigroup Inc.	5.300%	5/6/44	12,142	16,324
	Comerica Bank	2.500%	7/23/24	26,085	27,737
5	Credit Agricole SA	3.750%	4/24/23	31,690	33,979
5	Credit Agricole SA	3.250%	10/4/24	79,590	85,728
	Credit Suisse AG	3.000%	10/29/21	53,710	55,251
	Credit Suisse AG	3.625%	9/9/24	3,955	4,373
5	Credit Suisse Group AG	3.574%	1/9/23	40,835	42,207
3,5	Credit Suisse Group AG	4.207%	6/12/24	12,285	13,278
3,5	Credit Suisse Group AG	2.593%	9/11/25	33,940	35,355
3,5	Credit Suisse Group AG	3.869%	1/12/29	11,050	12,325
5,6	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	1.489%	6/12/24	24,825	25,053
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	25,133
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	47,563
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	63,591
5	Danske Bank A/S	2.000%	9/8/21	41,970	42,598
5	Danske Bank A/S	5.000%	1/12/22	20,770	21,782
5	Danske Bank A/S	3.875%	9/12/23	45,515	48,867
5	Danske Bank A/S	5.375%	1/12/24	27,035	30,377
5	Danske Bank A/S	1.621%	9/11/26	30,135	29,883
	Deutsche Bank AG	4.250%	10/14/21	20,815	21,396
	Fifth Third Bancorp	2.550%	5/5/27	9,850	10,559
	Fifth Third Bank	2.875%	10/1/21	8,780	8,988
	Fifth Third Bank	3.850%	3/15/26	29,295	33,426
	Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	26,183
	Goldman Sachs Group Inc.	2.625%	4/25/21	9,270	9,374
	Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	72,971
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	71,645
3	Goldman Sachs Group Inc.	2.876%	10/31/22	65,405	66,948
	Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	8,236
	Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	18,237
3	Goldman Sachs Group Inc.	3.272%	9/29/25	44,260	47,906
	Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	14,731
	Goldman Sachs Group Inc.	3.500%	11/16/26	48,000	53,039
	Goldman Sachs Group Inc.	3.850%	1/26/27	36,525	40,984
3	Goldman Sachs Group Inc.	3.691%	6/5/28	14,525	16,279
3	Goldman Sachs Group Inc.	3.814%	4/23/29	72,755	82,822
3	Goldman Sachs Group Inc.	4.223%	5/1/29	54,990	64,127
	Goldman Sachs Group Inc.	6.250%	2/1/41	28,795	42,952
	Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	25,943
5	HSBC Bank plc	4.750%	1/19/21	42,960	43,497
	HSBC Holdings plc	4.000%	3/30/22	10,870	11,398
3	HSBC Holdings plc	3.262%	3/13/23	25,625	26,495
	HSBC Holdings plc	3.600%	5/25/23	56,130	59,890
	HSBC Holdings plc	3.900%	5/25/26	7,915	8,744
3	HSBC Holdings plc	4.041%	3/13/28	27,520	30,359
3	HSBC Holdings plc	4.583%	6/19/29	40,190	46,175
3	HSBC Holdings plc	2.357%	8/18/31	31,795	31,398
	HSBC Holdings plc	7.625%	5/17/32	15,800	22,099
	HSBC Holdings plc	6.500%	5/2/36	22,000	29,599

4

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	HSBC Holdings plc	6.100%	1/14/42	43,680	62,724
	HSBC Holdings plc	5.250%	3/14/44	5,795	7,328
6	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.270%	5/18/24	26,495	26,496
	HSBC USA Inc.	3.500%	6/23/24	18,355	19,700
	ING Groep NV	3.150%	3/29/22	13,170	13,659
	ING Groep NV	3.950%	3/29/27	33,605	38,403
	JPMorgan Chase & Co.	3.375%	5/1/23	36,370	38,539
	JPMorgan Chase & Co.	3.875%	2/1/24	11,200	12,357
	JPMorgan Chase & Co.	3.900%	7/15/25	11,560	13,033
	JPMorgan Chase & Co.	3.300%	4/1/26	26,730	29,648
	JPMorgan Chase & Co.	2.950%	10/1/26	75,000	82,456
	JPMorgan Chase & Co.	4.125%	12/15/26	24,400	28,391
	JPMorgan Chase & Co.	4.250%	10/1/27	9,275	10,787
3	JPMorgan Chase & Co.	4.452%	12/5/29	40,000	48,084
3	JPMorgan Chase & Co.	3.702%	5/6/30	18,940	21,723
3	JPMorgan Chase & Co.	3.109%	4/22/41	38,075	41,557
	JPMorgan Chase & Co.	5.600%	7/15/41	70,000	102,098
	JPMorgan Chase & Co.	5.400%	1/6/42	16,235	23,247
	JPMorgan Chase & Co.	5.625%	8/16/43	13,500	19,417
	JPMorgan Chase & Co.	4.950%	6/1/45	12,000	16,153
3	JPMorgan Chase & Co.	3.964%	11/15/48	160,000	193,898
3	JPMorgan Chase & Co.	3.109%	4/22/51	38,610	41,013
3,5	Macquarie Group Ltd.	4.150%	3/27/24	50,725	54,365
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	21,964
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	64,285	66,615
	Morgan Stanley	5.750%	1/25/21	13,900	14,126
	Morgan Stanley	2.500%	4/21/21	30,630	30,975
	Morgan Stanley	2.625%	11/17/21	30,200	30,956
	Morgan Stanley	2.750%	5/19/22	63,830	66,139
	Morgan Stanley	3.750%	2/25/23	23,000	24,691
	Morgan Stanley	3.875%	4/29/24	22,050	24,260
3	Morgan Stanley	2.720%	7/22/25	51,520	54,809
	Morgan Stanley	4.000%	7/23/25	20,805	23,459
	Morgan Stanley	3.125%	7/27/26	36,950	40,787
	Morgan Stanley	4.350%	9/8/26	15,000	17,317
	Morgan Stanley	3.625%	1/20/27	31,000	35,055
3	Morgan Stanley	3.772%	1/24/29	56,830	64,685
3	Morgan Stanley	2.699%	1/22/31	72,345	76,930
	Morgan Stanley	7.250%	4/1/32	51,100	76,829
	Morgan Stanley	4.300%	1/27/45	24,705	31,338
5	National Australia Bank Ltd.	2.332%	8/21/30	68,765	67,903
3,5	Nationwide Building Society	3.622%	4/26/23	22,755	23,607
5	NBK SPC Ltd.	2.750%	5/30/22	56,875	58,233
	PNC Bank NA	3.300%	10/30/24	14,645	16,047
	PNC Bank NA	2.950%	2/23/25	34,775	37,991
	PNC Bank NA	3.100%	10/25/27	42,485	47,242
	PNC Bank NA	3.250%	1/22/28	60,960	68,333
	PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	44,418
	PNC Financial Services Group Inc.	2.550%	1/22/30	52,980	57,536
	Royal Bank of Canada	2.500%	1/19/21	24,750	24,905
	Royal Bank of Canada	2.750%	2/1/22	44,630	46,077
	Santander Holdings USA Inc.	3.700%	3/28/22	28,405	29,399
	Santander Holdings USA Inc.	3.400%	1/18/23	26,105	27,309
5	Societe Generale SA	3.250%	1/12/22	38,965	40,085
3,5	Standard Chartered plc	2.744%	9/10/22	42,655	43,255
3	State Street Corp.	2.653%	5/15/23	31,280	32,377
	Svenska Handelsbanken AB	1.875%	9/7/21	37,750	38,293
	Synchrony Bank	3.650%	5/24/21	46,290	46,985
	Toronto-Dominion Bank	2.500%	12/14/20	97,700	98,066
	Truist Bank	2.625%	1/15/22	61,500	63,113
	Truist Bank	3.300%	5/15/26	11,955	13,399
	Truist Financial Corp	2.900%	3/3/21	34,300	34,599
	Truist Financial Corp.	3.200%	9/3/21	25,210	25,807
	Truist Financial Corp.	2.200%	3/16/23	60,000	62,315

5

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Truist Financial Corp.	3.700%	6/5/25	48,000	54,306
	Truist Financial Corp.	1.950%	6/5/30	33,005	33,943
3,5	UBS Group AG	3.126%	8/13/30	18,240	20,225
5	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	58,970	59,799
5	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	46,000	47,304
	US Bancorp	2.625%	1/24/22	47,510	48,874
	US Bancorp	3.700%	1/30/24	39,005	42,930
	US Bancorp	2.375%	7/22/26	45,000	48,964
	Wachovia Corp.	6.605%	10/1/25	15,000	18,144
	Wells Fargo & Co.	3.500%	3/8/22	54,840	57,238
	Wells Fargo & Co.	3.069%	1/24/23	10,465	10,790
	Wells Fargo & Co.	3.450%	2/13/23	39,400	41,762
	Wells Fargo & Co.	4.480%	1/16/24	34,444	38,092
	Wells Fargo & Co.	3.750%	1/24/24	30,455	33,032
	Wells Fargo & Co.	3.000%	2/19/25	28,660	30,916
	Wells Fargo & Co.	3.550%	9/29/25	27,170	30,188
	Wells Fargo & Co.	3.000%	4/22/26	36,830	40,046
	Wells Fargo & Co.	4.100%	6/3/26	45,700	51,331
	Wells Fargo & Co.	3.000%	10/23/26	6,435	7,023
3	Wells Fargo & Co.	3.196%	6/17/27	57,145	62,361
3	Wells Fargo & Co.	2.879%	10/30/30	28,045	29,927
3	Wells Fargo & Co.	2.572%	2/11/31	98,745	103,094
	Wells Fargo & Co.	5.606%	1/15/44	28,551	38,736
	Wells Fargo & Co.	4.650%	11/4/44	20,735	25,209
	Wells Fargo & Co.	4.900%	11/17/45	16,060	20,287
	Wells Fargo & Co.	4.400%	6/14/46	36,200	42,877
	Wells Fargo & Co.	4.750%	12/7/46	38,790	48,380

	Brokerage (0.1%)
	Charles Schwab Corp.	3.200%	3/2/27	19,790	22,167
	Intercontinental Exchange Inc.	2.650%	9/15/40	6,100	6,069
	Intercontinental Exchange Inc.	3.000%	6/15/50	19,095	20,020
	Intercontinental Exchange Inc.	3.000%	9/15/60	27,695	27,994

	Finance Companies (0.0%)
5	USAA Capital Corp.	2.125%	5/1/30	3,735	3,930

	Insurance (2.9%)
	Aetna Inc.	2.800%	6/15/23	32,080	33,713
5	AIA Group Ltd.	3.600%	4/9/29	49,000	55,285
5	AIA Group Ltd.	3.375%	4/7/30	12,795	14,317
5	AIG Global Funding	2.700%	12/15/21	41,815	42,910
	American International Group Inc.	4.250%	3/15/29	33,365	39,144
	American International Group Inc.	4.500%	7/16/44	6,714	7,874
	American International Group Inc.	4.750%	4/1/48	4,455	5,447
	Anthem Inc.	3.700%	8/15/21	25,635	26,138
	Anthem Inc.	3.300%	1/15/23	20,000	21,189
	Anthem Inc.	3.650%	12/1/27	13,150	14,929
	Anthem Inc.	4.101%	3/1/28	42,145	48,908
	Anthem Inc.	4.650%	8/15/44	3,181	3,984
	Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	26,334
	Chubb INA Holdings Inc.	2.300%	11/3/20	5,235	5,242
	Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	22,306
	Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	13,911
	Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	32,417
5	Equitable Financial Life Global Funding	1.400%	7/7/25	15,285	15,649
5	Equitable Financial Life Global Funding	1.400%	8/27/27	18,950	18,985
5	Five Corners Funding Trust	4.419%	11/15/23	5,320	5,904
5	Guardian Life Global Funding	2.000%	4/26/21	12,825	12,951
5	Jackson National Life Global Funding	3.250%	1/30/24	48,955	52,569
5	Liberty Mutual Group Inc.	4.250%	6/15/23	2,608	2,858
5	Liberty Mutual Group Inc.	4.569%	2/1/29	9,217	11,114
5	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	26,983
	Loews Corp.	2.625%	5/15/23	14,100	14,792
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	22,125	26,694

6

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	10,400	14,469
5	MassMutual Global Funding II	2.000%	4/15/21	42,188	42,583
	MetLife Inc.	3.600%	4/10/24	28,000	30,933
	MetLife Inc.	4.125%	8/13/42	5,300	6,479
	MetLife Inc.	4.875%	11/13/43	17,500	23,673
5	Metropolitan Life Global Funding I	3.450%	10/9/21	28,465	29,358
5	Metropolitan Life Global Funding I	2.650%	4/8/22	14,005	14,514
5	Metropolitan Life Global Funding I	3.450%	12/18/26	29,970	34,117
5	Metropolitan Life Global Funding I	3.000%	9/19/27	43,250	47,873
5	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,495
5	Nationwide Financial Services Inc.	3.900%	11/30/49	47,630	48,999
5	Nationwide Mutual Insurance Co.	4.350%	4/30/50	48,790	52,740
5	New York Life Global Funding	2.900%	1/17/24	58,670	62,948
5	New York Life Insurance Co.	5.875%	5/15/33	44,785	60,907
5	New York Life Insurance Co.	3.750%	5/15/50	17,810	19,876
5	New York Life Insurance Co.	4.450%	5/15/69	14,535	17,423
5	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,098	27,071
5	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,060	9,870
5	Principal Financial Global Funding LLC	2.500%	9/16/29	45,000	48,102
	Prudential Financial Inc.	4.500%	11/15/20	24,055	24,177
	Prudential Financial Inc.	3.000%	3/10/40	8,200	8,561
	Prudential plc	3.125%	4/14/30	21,325	23,572
5	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	21,990	27,465
5	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	42,865	50,100
	UnitedHealth Group Inc.	3.875%	10/15/20	6,786	6,792
	UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,416
	UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,700
	UnitedHealth Group Inc.	3.100%	3/15/26	14,220	15,859
	UnitedHealth Group Inc.	3.850%	6/15/28	34,260	40,267
	UnitedHealth Group Inc.	2.000%	5/15/30	11,275	11,774
	UnitedHealth Group Inc.	4.625%	7/15/35	9,285	12,146
	UnitedHealth Group Inc.	6.625%	11/15/37	20,000	31,555
	UnitedHealth Group Inc.	2.750%	5/15/40	12,760	13,323
	UnitedHealth Group Inc.	4.625%	11/15/41	36,010	46,034
	UnitedHealth Group Inc.	4.250%	3/15/43	31,000	38,805
	UnitedHealth Group Inc.	4.750%	7/15/45	12,296	16,559
	UnitedHealth Group Inc.	4.200%	1/15/47	8,345	10,562
	UnitedHealth Group Inc.	4.250%	6/15/48	12,545	15,660
	UnitedHealth Group Inc.	4.450%	12/15/48	4,890	6,410
	UnitedHealth Group Inc.	3.700%	8/15/49	40,900	48,794
	UnitedHealth Group Inc.	2.900%	5/15/50	36,364	37,811
	UnitedHealth Group Inc.	3.875%	8/15/59	4,060	4,957
	Willis North America Inc.	2.950%	9/15/29	6,870	7,394

	Real Estate Investment Trusts (0.4%)
	Boston Properties LP	3.125%	9/1/23	13,520	14,281
	Boston Properties LP	3.800%	2/1/24	1,780	1,927
	Healthpeak Properties Inc.	3.000%	1/15/30	30,600	33,011
	Realty Income Corp.	3.250%	1/15/31	19,405	21,387
5	Scentre Management Ltd / RE1 Ltd.	4.375%	5/28/30	28,670	32,040
	Simon Property Group LP	3.750%	2/1/24	6,645	7,158
	Simon Property Group LP	3.375%	10/1/24	20,470	22,104
	Simon Property Group LP	2.450%	9/13/29	38,350	37,962
	VEREIT Operating Partnership LP	3.400%	1/15/28	8,845	9,231
5	WEA Finance LLC	4.125%	9/20/28	19,900	20,486
5	WEA Finance LLC	4.625%	9/20/48	24,835	24,097
					9,801,841
Industrial (22.4%)
	Basic Industry (0.2%)
5	Air Liquide Finance SA	2.250%	9/27/23	21,000	21,963
5	Air Liquide Finance SA	2.500%	9/27/26	16,815	18,317
	International Paper Co.	4.350%	8/15/48	43,570	52,934

	Capital Goods (1.6%)
5	BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	5,026

7

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	28,859
5	BAE Systems Holdings Inc.	3.850%	12/15/25	29,838	33,662
5	BAE Systems plc	3.400%	4/15/30	9,390	10,513
	Boeing Co.	2.700%	2/1/27	16,380	15,964
	Boeing Co.	3.850%	11/1/48	12,883	11,570
5	Carrier Global Corp.	2.722%	2/15/30	15,103	15,763
	Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	41,821
	Caterpillar Inc.	3.900%	5/27/21	16,635	17,029
	Caterpillar Inc.	2.600%	6/26/22	9,575	9,889
	Caterpillar Inc.	3.400%	5/15/24	19,475	21,272
	Caterpillar Inc.	5.200%	5/27/41	19,770	27,628
	Eaton Corp.	6.500%	6/1/25	10,000	11,799
	General Dynamics Corp.	3.875%	7/15/21	9,950	10,141
	General Electric Co.	3.100%	1/9/23	6,094	6,394
	Honeywell International Inc.	4.250%	3/1/21	29,484	29,972
	Illinois Tool Works Inc.	3.500%	3/1/24	42,775	46,940
	John Deere Capital Corp.	2.800%	1/27/23	8,000	8,433
	John Deere Capital Corp.	3.350%	6/12/24	9,000	9,892
	John Deere Capital Corp.	3.450%	3/13/25	43,560	48,854
	Johnson Controls International plc	3.750%	12/1/21	596	608
	Lockheed Martin Corp.	2.500%	11/23/20	4,936	4,942
	Lockheed Martin Corp.	2.900%	3/1/25	26,840	29,287
	Lockheed Martin Corp.	1.850%	6/15/30	2,545	2,636
	Lockheed Martin Corp.	4.500%	5/15/36	6,715	8,621
	Lockheed Martin Corp.	3.800%	3/1/45	7,501	8,918
	Lockheed Martin Corp.	4.700%	5/15/46	12,041	16,358
	Lockheed Martin Corp.	2.800%	6/15/50	10,925	11,389
	Lockheed Martin Corp.	4.090%	9/15/52	4,609	5,904
	Otis Worldwide Corp.	2.565%	2/15/30	8,155	8,754
	Otis Worldwide Corp.	3.112%	2/15/40	16,205	17,231
	Otis Worldwide Corp.	3.362%	2/15/50	29,445	32,275
	Parker-Hannifin Corp.	3.250%	6/14/29	9,065	10,149
	Parker-Hannifin Corp.	4.450%	11/21/44	14,290	17,667
	Raytheon Co.	3.125%	10/15/20	10,000	10,010
	Raytheon Technologies Corp.	4.125%	11/16/28	32,800	38,810
	Raytheon Technologies Corp.	4.450%	11/16/38	9,050	11,111
	Raytheon Technologies Corp.	4.500%	6/1/42	55,694	69,956
	Raytheon Technologies Corp.	3.750%	11/1/46	5,891	6,724
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	60,840	63,295
5	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	62,200	67,233
5	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	53,229
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,040	33,780

	Communication (3.5%)
	America Movil SAB de CV	3.125%	7/16/22	66,820	69,572
	America Movil SAB de CV	3.625%	4/22/29	25,600	29,184
	America Movil SAB de CV	6.125%	3/30/40	10,010	14,465
	American Tower Corp.	4.700%	3/15/22	2,905	3,079
	American Tower Corp.	5.000%	2/15/24	8,641	9,775
	American Tower Corp.	4.400%	2/15/26	7,300	8,361
	American Tower Corp.	3.800%	8/15/29	32,261	36,898
	AT&T Inc.	2.750%	6/1/31	61,900	65,085
	AT&T Inc.	3.650%	6/1/51	3,619	3,630
	AT&T Inc.	3.850%	6/1/60	13,336	13,627
5	British Telecommunications plc	3.250%	11/8/29	31,785	34,131
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	13,590	13,339
	Comcast Corp.	3.000%	2/1/24	51,960	55,967
	Comcast Corp.	3.600%	3/1/24	60,515	66,558
	Comcast Corp.	3.375%	2/15/25	2,565	2,836
	Comcast Corp.	3.150%	3/1/26	15,280	16,986
	Comcast Corp.	2.350%	1/15/27	19,840	21,300
	Comcast Corp.	4.250%	1/15/33	15,060	18,713
	Comcast Corp.	4.200%	8/15/34	25,155	31,285

8

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Comcast Corp.	4.400%	8/15/35	32,657	41,218
	Comcast Corp.	4.600%	10/15/38	46,815	59,536
	Comcast Corp.	4.650%	7/15/42	7,260	9,384
	Comcast Corp.	4.500%	1/15/43	20,000	25,362
	Comcast Corp.	4.750%	3/1/44	28,710	37,522
	Comcast Corp.	4.600%	8/15/45	46,358	59,528
	Comcast Corp.	3.969%	11/1/47	40,576	48,176
	Comcast Corp.	4.000%	3/1/48	17,415	21,093
	Comcast Corp.	4.700%	10/15/48	55,710	73,720
	Comcast Corp.	3.999%	11/1/49	26,848	32,538
	Comcast Corp.	4.049%	11/1/52	21,572	26,331
	Comcast Corp.	4.950%	10/15/58	34,115	48,560
5	Cox Communications Inc.	3.250%	12/15/22	26,585	28,003
5	Cox Communications Inc.	4.800%	2/1/35	58,525	73,856
5	Cox Communications Inc.	6.450%	12/1/36	1,575	2,195
5	Cox Communications Inc.	4.600%	8/15/47	3,325	4,141
	Crown Castle International Corp.	3.650%	9/1/27	10,385	11,611
	Crown Castle International Corp.	3.800%	2/15/28	8,575	9,690
5	Deutsche Telekom International Finance BV	3.600%	1/19/27	10,674	11,903
5	Deutsche Telekom International Finance BV	4.375%	6/21/28	21,168	25,003
	NBCUniversal Media LLC	4.450%	1/15/43	10,639	13,512
	Orange SA	9.000%	3/1/31	54,566	88,550
5	SK Telecom Co. Ltd.	3.750%	4/16/23	12,220	13,091
5	Sky Ltd.	3.750%	9/16/24	42,911	47,943
3,5	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	46,800	50,771
5	T-Mobile USA Inc.	2.050%	2/15/28	37,480	38,351
5	T-Mobile USA Inc.	3.875%	4/15/30	25,125	28,598
	Telefonica Emisiones SAU	5.213%	3/8/47	34,575	40,971
	Telefonica Emisiones SAU	5.520%	3/1/49	28,174	34,776
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,788
	Verizon Communications Inc.	3.450%	3/15/21	15,585	15,799
	Verizon Communications Inc.	4.329%	9/21/28	22,990	27,907
	Verizon Communications Inc.	4.812%	3/15/39	67,074	87,860
	Verizon Communications Inc.	4.750%	11/1/41	28,730	38,321
	Verizon Communications Inc.	5.012%	4/15/49	54,148	77,949
	Verizon Communications Inc.	4.000%	3/22/50	9,540	11,710
	Verizon Communications Inc.	4.672%	3/15/55	6,414	8,908
	ViacomCBS Inc.	3.700%	6/1/28	14,790	16,443
	Vodafone Group plc	5.000%	5/30/38	1,890	2,334
	Vodafone Group plc	5.250%	5/30/48	47,080	60,689
	Walt Disney Co.	4.500%	2/15/21	4,650	4,722
	Walt Disney Co.	2.000%	9/1/29	84,065	86,846
	Walt Disney Co.	2.650%	1/13/31	5,980	6,446
	Walt Disney Co.	6.200%	12/15/34	11,000	16,259
	Walt Disney Co.	3.500%	5/13/40	52,100	58,866
	Walt Disney Co.	4.125%	6/1/44	3,720	4,483
	Walt Disney Co.	2.750%	9/1/49	14,600	14,125
	Walt Disney Co.	3.600%	1/13/51	28,240	31,825
	Walt Disney Co.	3.800%	5/13/60	31,465	36,250

	Consumer Cyclical (2.1%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,088
	Alibaba Group Holding Ltd.	3.600%	11/28/24	45,610	50,035
	Alibaba Group Holding Ltd.	3.400%	12/6/27	65,650	73,565
	Amazon.com Inc.	2.500%	11/29/22	12,850	13,396
	Amazon.com Inc.	2.800%	8/22/24	13,800	14,942
	Amazon.com Inc.	4.800%	12/5/34	55,880	76,920
	Amazon.com Inc.	4.950%	12/5/44	17,920	25,422
	Amazon.com Inc.	4.250%	8/22/57	32,790	44,626
	American Honda Finance Corp.	2.300%	9/9/26	17,135	18,231
	AutoZone Inc.	3.700%	4/15/22	12,752	13,288
5	BMW US Capital LLC	2.000%	4/11/21	19,815	19,938
5	BMW US Capital LLC	2.250%	9/15/23	93,000	96,714

9

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
3,5	CVS Pass-Through Trust	5.926%	1/10/34	12,364	14,452
5	Daimler Finance North America LLC	2.300%	2/12/21	34,630	34,843
5	Daimler Finance North America LLC	2.000%	7/6/21	60,000	60,671
5	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,370
5	Daimler Finance North America LLC	3.250%	8/1/24	3,970	4,279
	General Motors Financial Co. Inc.	3.550%	4/9/21	16,525	16,744
	General Motors Financial Co. Inc.	3.950%	4/13/24	58,730	61,993
	Home Depot Inc.	3.900%	12/6/28	10,040	11,979
	Home Depot Inc.	3.300%	4/15/40	32,073	36,378
	Home Depot Inc.	4.400%	3/15/45	22,390	28,905
	Home Depot Inc.	4.500%	12/6/48	12,020	16,037
5,6	Hyundai Capital America, 3M USD LIBOR + 0.940%	1.217%	7/8/21	50,500	50,438
	Lowe's Cos. Inc.	3.100%	5/3/27	115,000	128,049
	Lowe's Cos. Inc.	4.550%	4/5/49	17,360	22,237
	Marriott International Inc.	2.300%	1/15/22	44,000	44,433
	McDonald's Corp.	2.625%	1/15/22	10,175	10,455
	McDonald's Corp.	3.250%	6/10/24	4,400	4,813
	McDonald's Corp.	4.875%	12/9/45	22,775	29,478
	McDonald's Corp.	3.625%	9/1/49	28,770	32,043
	Starbucks Corp.	4.500%	11/15/48	49,962	60,363
	Starbucks Corp.	3.350%	3/12/50	7,185	7,376
	VF Corp.	2.800%	4/23/27	23,720	25,661
	VF Corp.	2.950%	4/23/30	54,225	58,931
	Walmart Inc.	3.550%	6/26/25	56,485	63,757
	Walmart Inc.	3.625%	12/15/47	14,950	18,360

	Consumer Noncyclical (6.9%)
5	AbbVie Inc.	4.875%	2/15/21	3,312	3,329
5	AbbVie Inc.	5.000%	12/15/21	23,725	24,733
5	AbbVie Inc.	3.450%	3/15/22	23,785	24,693
5	AbbVie Inc.	3.800%	3/15/25	12,825	14,284
5	AbbVie Inc.	4.050%	11/21/39	19,895	22,661
5	AbbVie Inc.	4.850%	6/15/44	14,075	17,315
	AbbVie Inc.	4.450%	5/14/46	35,585	42,323
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	17,670	18,396
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	19,220	20,380
5	Alcon Finance Corp.	2.750%	9/23/26	5,645	6,103
5	Alcon Finance Corp.	2.600%	5/27/30	7,035	7,436
5	Alcon Finance Corp.	3.800%	9/23/49	32,825	36,701
	Altria Group Inc.	2.850%	8/9/22	11,835	12,314
	Altria Group Inc.	5.800%	2/14/39	25,475	32,371
	Altria Group Inc.	4.500%	5/2/43	10,105	11,243
	Altria Group Inc.	3.875%	9/16/46	22,625	23,135
	Amgen Inc.	3.625%	5/22/24	38,185	41,894
	Amgen Inc.	2.300%	2/25/31	67,075	69,763
	Amgen Inc.	3.150%	2/21/40	44,355	46,575
	Amgen Inc.	5.150%	11/15/41	6,373	8,434
5	Amgen Inc.	2.770%	9/1/53	8,878	8,557
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	94,525	117,172
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	15,460	18,560
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,700	7,012
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	20,267
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	14,500	17,451
	Archer-Daniels-Midland Co.	4.500%	3/15/49	34,425	48,133
	Ascension Health	2.532%	11/15/29	48,025	51,945
3	Ascension Health	4.847%	11/15/53	2,165	3,129
	AstraZeneca plc	2.375%	11/16/20	37,225	37,318
	AstraZeneca plc	3.375%	11/16/25	27,755	31,129
	AstraZeneca plc	4.000%	1/17/29	33,295	39,455
	BAT Capital Corp.	3.557%	8/15/27	60,340	65,202
5	BAT International Finance PLC	3.250%	6/7/22	50,880	52,971
5	BAT International Finance plc	3.500%	6/15/22	7,440	7,793

10

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	BAT International Finance plc	3.950%	6/15/25	15,000	16,592
5	Bayer US Finance II LLC	4.250%	12/15/25	23,781	27,182
5	Bayer US Finance II LLC	5.500%	7/30/35	15,000	18,633
5	Bayer US Finance LLC	3.000%	10/8/21	38,730	39,690
5	Bayer US Finance LLC	3.375%	10/8/24	26,960	29,330
3	Bon Secours Mercy Health Inc.	3.464%	6/1/30	17,675	19,940
	Boston Scientific Corp.	4.000%	3/1/29	6,515	7,561
	Bristol-Myers Squibb Co.	3.550%	8/15/22	21,144	22,366
	Bristol-Myers Squibb Co.	2.750%	2/15/23	4,416	4,650
	Bristol-Myers Squibb Co.	3.250%	2/20/23	7,590	8,095
	Bristol-Myers Squibb Co.	4.000%	8/15/23	1,455	1,598
	Bristol-Myers Squibb Co.	3.625%	5/15/24	11,980	13,226
	Bristol-Myers Squibb Co.	3.400%	7/26/29	29,395	34,313
	Bristol-Myers Squibb Co.	4.125%	6/15/39	16,775	21,207
	Bristol-Myers Squibb Co.	4.550%	2/20/48	7,153	9,661
	Bristol-Myers Squibb Co.	4.250%	10/26/49	48,907	64,121
5	Cargill Inc.	2.125%	4/23/30	10,230	10,699
5	Cargill Inc.	4.760%	11/23/45	57,879	77,454
	Children's Hospital Corp.	2.585%	2/1/50	5,670	5,670
	Cigna Corp.	3.250%	4/15/25	30,765	33,830
	Cigna Corp.	4.375%	10/15/28	18,115	21,433
	Cigna Corp.	4.800%	8/15/38	25,725	31,896
	Cigna Corp.	3.200%	3/15/40	5,325	5,591
	Coca-Cola Co.	4.500%	9/1/21	14,785	15,106
	Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,056
	CommonSpirit Health	2.950%	11/1/22	36,807	38,448
	CommonSpirit Health	4.200%	8/1/23	11,695	12,616
	CommonSpirit Health	2.760%	10/1/24	28,080	29,360
	CommonSpirit Health	3.347%	10/1/29	40,950	43,350
3	CommonSpirit Health	4.350%	11/1/42	22,185	24,064
	CommonSpirit Health	4.187%	10/1/49	36,600	38,834
	Conagra Brands Inc.	4.600%	11/1/25	7,685	8,928
	Conagra Brands Inc.	5.300%	11/1/38	10,375	13,363
	Constellation Brands Inc.	2.700%	5/9/22	2,400	2,478
	Constellation Brands Inc.	3.750%	5/1/50	4,690	5,227
	Cottage Health Obligated Group	3.304%	11/1/49	15,670	17,349
	CVS Health Corp.	2.750%	12/1/22	20,000	20,827
	CVS Health Corp.	4.300%	3/25/28	8,698	10,194
	CVS Health Corp.	4.875%	7/20/35	18,205	23,006
	CVS Health Corp.	4.125%	4/1/40	18,000	20,493
	CVS Health Corp.	5.125%	7/20/45	25,595	32,128
5	Danone SA	2.589%	11/2/23	10,000	10,550
5	Danone SA	2.947%	11/2/26	68,785	75,831
	Diageo Capital plc	2.625%	4/29/23	42,580	44,648
	Diageo Capital plc	2.375%	10/24/29	19,420	20,682
	Diageo Capital plc	2.000%	4/29/30	11,315	11,648
	Diageo Capital plc	2.125%	4/29/32	3,585	3,717
	Diageo Investment Corp.	2.875%	5/11/22	17,245	17,912
	Dignity Health	3.812%	11/1/24	18,560	19,349
	Eli Lilly & Co.	4.150%	3/15/59	2,760	3,584
5	EMD Finance LLC	2.950%	3/19/22	19,640	20,222
	Estee Lauder Cos. Inc.	2.375%	12/1/29	12,280	13,205
	Estee Lauder Cos. Inc.	2.600%	4/15/30	9,875	10,776
	Gilead Sciences Inc.	2.500%	9/1/23	26,390	27,762
	Gilead Sciences Inc.	3.700%	4/1/24	21,420	23,455
	Gilead Sciences Inc.	3.500%	2/1/25	28,575	31,580
	Gilead Sciences Inc.	4.500%	2/1/45	57,147	71,343
	Gilead Sciences Inc.	4.750%	3/1/46	18,095	23,394
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	27,206
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	22,814
	GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	53,644
	HCA Inc.	5.125%	6/15/39	4,880	5,880
5	Imperial Tobacco Finance plc	3.750%	7/21/22	58,995	61,575
	Johnson & Johnson	6.730%	11/15/23	15,000	17,742

11

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Johnson & Johnson	2.450%	3/1/26	78,000	85,139
	Kaiser Foundation Hospitals	3.500%	4/1/22	10,115	10,572
	Kaiser Foundation Hospitals	3.150%	5/1/27	15,190	17,017
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	17,376
	Kroger Co.	3.300%	1/15/21	13,605	13,687
	Kroger Co.	3.850%	8/1/23	5,055	5,477
3	Mayo Clinic	4.128%	11/15/52	11,465	14,919
	McCormick & Co. Inc.	2.500%	4/15/30	6,060	6,473
	Medtronic Inc.	3.150%	3/15/22	23,969	24,949
	Medtronic Inc.	3.500%	3/15/25	14,070	15,851
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	11,505	15,756
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	20,260	21,591
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	7,820	10,095
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	5,940	7,934
	Merck & Co. Inc.	2.750%	2/10/25	38,000	41,259
	Merck & Co. Inc.	3.400%	3/7/29	58,390	67,923
	Merck & Co. Inc.	4.150%	5/18/43	28,405	35,996
	Mercy Health	4.302%	7/1/28	19,830	22,619
	Molson Coors Beverage Co.	3.500%	5/1/22	14,905	15,531
	Molson Coors Beverage Co.	3.000%	7/15/26	57,600	61,447
	Novartis Capital Corp.	3.400%	5/6/24	13,425	14,806
	Novartis Capital Corp.	4.400%	5/6/44	21,485	28,831
	Partners Healthcare System Inc.	3.192%	7/1/49	32,645	35,176
	Partners Healthcare System Inc.	3.342%	7/1/60	31,285	34,505
	PepsiCo Inc.	2.375%	10/6/26	72,545	78,877
	PepsiCo Inc.	4.000%	3/5/42	15,755	19,756
	PepsiCo Inc.	3.450%	10/6/46	45,740	52,906
	PepsiCo Inc.	3.875%	3/19/60	17,565	22,128
	Pfizer Inc.	3.000%	6/15/23	25,440	27,145
	Pfizer Inc.	3.000%	12/15/26	28,400	32,000
	Pfizer Inc.	3.450%	3/15/29	52,500	61,386
	Pfizer Inc.	1.700%	5/28/30	9,100	9,361
	Pfizer Inc.	4.100%	9/15/38	52,715	65,469
	Pfizer Inc.	2.550%	5/28/40	11,300	11,688
	Pfizer Inc.	2.700%	5/28/50	12,495	12,984
	Philip Morris International Inc.	4.125%	5/17/21	15,705	16,074
	Philip Morris International Inc.	2.500%	8/22/22	13,250	13,763
	Philip Morris International Inc.	2.625%	3/6/23	23,000	24,155
	Philip Morris International Inc.	3.600%	11/15/23	7,000	7,638
	Philip Morris International Inc.	4.500%	3/20/42	11,665	14,405
	Philip Morris International Inc.	3.875%	8/21/42	22,785	25,693
	Philip Morris International Inc.	4.875%	11/15/43	5,835	7,473
	Philip Morris International Inc.	4.250%	11/10/44	15,000	18,067
3	Procter & Gamble - Esop	9.360%	1/1/21	1,529	1,553
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	14,735	15,982
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	25,655	27,301
3	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	12,030	14,446
5	Roche Holdings Inc.	2.375%	1/28/27	61,570	66,323
5	Royalty Pharma plc	3.300%	9/2/40	15,135	14,829
5	Royalty Pharma plc	3.550%	9/2/50	17,330	16,560
	RUSH Obligated Group	3.922%	11/15/29	12,000	13,942
	Sanofi	4.000%	3/29/21	36,275	36,946
5	Sigma Alimentos SA de CV	4.125%	5/2/26	21,075	22,393
	SSM Health Care Corp.	3.823%	6/1/27	41,615	45,670
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	30,825	31,207
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	18,290	18,972
	Toledo Hospital	5.750%	11/15/38	18,425	21,495
	Unilever Capital Corp.	4.250%	2/10/21	78,185	79,212
5	Upjohn Inc.	3.850%	6/22/40	22,000	23,775
5	Upjohn Inc.	4.000%	6/22/50	29,574	31,323
	Wyeth LLC	5.950%	4/1/37	15,000	22,293

	Energy (2.1%)
5	BG Energy Capital plc	4.000%	10/15/21	17,070	17,666

12

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BP Capital Markets America Inc.	4.500%	10/1/20	28,000	28,003
	BP Capital Markets America Inc.	4.742%	3/11/21	10,000	10,190
	BP Capital Markets America Inc.	3.245%	5/6/22	10,000	10,439
	BP Capital Markets America Inc.	1.749%	8/10/30	16,205	16,139
	BP Capital Markets plc	3.062%	3/17/22	35,770	37,109
	BP Capital Markets plc	2.500%	11/6/22	8,000	8,315
	BP Capital Markets plc	3.994%	9/26/23	13,130	14,410
	BP Capital Markets plc	3.814%	2/10/24	38,000	41,693
	BP Capital Markets plc	3.506%	3/17/25	41,710	46,391
	Chevron Corp.	2.355%	12/5/22	6,000	6,217
	Chevron Corp.	3.191%	6/24/23	69,750	74,596
	Cimarex Energy Co.	4.375%	6/1/24	30,289	32,409
	ConocoPhillips	7.000%	3/30/29	11,500	15,115
	ConocoPhillips Co.	4.950%	3/15/26	12,710	15,172
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	14,085	15,165
	Dominion Energy Gas Holdings LLC	3.000%	11/15/29	19,580	21,546
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	14,190	17,758
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	7,003	8,725
	Energy Transfer Operating LP	5.000%	5/15/50	14,075	12,949
	Energy Transfer Partners LP	5.300%	4/15/47	5,600	5,201
	Enterprise Products Operating LLC	4.900%	5/15/46	5,000	5,635
	Enterprise Products Operating LLC	4.250%	2/15/48	23,475	24,664
	Enterprise Products Operating LLC	3.700%	1/31/51	5,445	5,359
	Exxon Mobil Corp.	2.222%	3/1/21	12,735	12,819
	Exxon Mobil Corp.	2.726%	3/1/23	10,710	11,262
	Exxon Mobil Corp.	3.043%	3/1/26	7,330	8,086
	Exxon Mobil Corp.	2.275%	8/16/26	35,095	37,529
	Exxon Mobil Corp.	2.440%	8/16/29	24,070	25,815
	Exxon Mobil Corp.	2.610%	10/15/30	36,910	39,694
	Exxon Mobil Corp.	4.114%	3/1/46	10,845	12,769
	Occidental Petroleum Corp.	2.700%	2/15/23	8,341	7,632
	Phillips 66	4.300%	4/1/22	30,000	31,641
5	Schlumberger Holdings Corp.	4.000%	12/21/25	21,010	23,438
5	Schlumberger Holdings Corp.	3.900%	5/17/28	25,724	27,411
5	Schlumberger Investment SA	2.400%	8/1/22	20,765	21,310
	Shell International Finance BV	3.250%	5/11/25	28,680	31,692
	Shell International Finance BV	4.125%	5/11/35	40,575	48,581
	Shell International Finance BV	5.500%	3/25/40	10,795	14,990
	Shell International Finance BV	4.375%	5/11/45	95,725	116,737
	Suncor Energy Inc.	3.600%	12/1/24	19,505	21,235
	Suncor Energy Inc.	5.950%	12/1/34	13,000	16,088
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	3,410	3,176
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	20,601	19,416
	Texaco Capital Inc.	8.625%	4/1/32	25,000	41,191
	Total Capital International SA	2.700%	1/25/23	32,714	34,390
	Total Capital International SA	3.750%	4/10/24	50,000	55,208
	TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	30,875
	TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	21,822
	TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	68,186
	TransCanada PipeLines Ltd.	4.100%	4/15/30	14,595	16,825
	Other Industrial (0.6%)
5	CK Hutchison International 20 Ltd.	3.375%	5/8/50	22,780	25,337
3	Duke University	2.682%	10/1/44	8,750	9,149
3	Duke University	2.832%	10/1/55	9,635	10,482
	Emory University	2.143%	9/1/30	39,375	41,616
	George Washington University	3.545%	9/15/46	10,000	11,028
	Georgetown University	4.315%	4/1/49	5,155	6,606
	Georgetown University	2.943%	4/1/50	9,795	9,813
3	Johns Hopkins University	4.083%	7/1/53	15,260	20,246
3	Johns Hopkins University	2.813%	1/1/60	12,420	13,195
	Leland Stanford Junior University	2.413%	6/1/50	9,891	10,252
3	Northeastern University	2.894%	10/1/50	8,570	8,956
	President & Fellows of Harvard College	2.517%	10/15/50	18,840	19,458

13

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	SBA Tower Trust	3.168%	4/11/22	49,780	50,307
5	SBA Tower Trust	3.448%	3/15/23	28,730	30,261
5	SBA Tower Trust	2.836%	1/15/25	24,160	25,412
5	SBA Tower Trust	1.884%	1/15/26	9,320	9,433
3	University of Chicago	2.761%	4/1/45	9,540	9,792
	Yale University	1.482%	4/15/30	16,149	16,389
	Yale University	2.402%	4/15/50	16,820	17,282
	Technology (4.5%)
	Apple Inc.	2.850%	2/23/23	18,335	19,342
	Apple Inc.	3.000%	2/9/24	22,750	24,496
	Apple Inc.	3.450%	5/6/24	31,140	34,315
	Apple Inc.	2.850%	5/11/24	45,635	49,147
	Apple Inc.	2.750%	1/13/25	21,615	23,435
	Apple Inc.	3.250%	2/23/26	38,220	42,973
	Apple Inc.	2.450%	8/4/26	55,182	60,118
	Apple Inc.	3.350%	2/9/27	56,435	64,350
	Apple Inc.	3.200%	5/11/27	39,750	45,116
	Apple Inc.	2.900%	9/12/27	83,420	93,611
	Apple Inc.	3.850%	5/4/43	15,275	19,019
	Apple Inc.	4.450%	5/6/44	4,035	5,418
	Apple Inc.	3.850%	8/4/46	36,510	45,239
	Apple Inc.	2.650%	5/11/50	26,520	27,532
	Apple Inc.	2.550%	8/20/60	50,285	49,679
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	10,955	12,141
	Broadcom Inc.	4.250%	4/15/26	3,395	3,840
	Broadcom Inc.	4.110%	9/15/28	38,911	43,518
	Broadcom Inc.	4.150%	11/15/30	4,670	5,240
	Cisco Systems Inc.	2.500%	9/20/26	15,921	17,445
	Equinix Inc.	3.000%	7/15/50	35,915	35,593
	Fiserv Inc.	3.200%	7/1/26	21,845	24,263
	Global Payments Inc.	2.900%	5/15/30	22,020	23,535
	Intel Corp.	2.875%	5/11/24	29,825	32,206
	Intel Corp.	4.100%	5/19/46	47,755	59,576
	International Business Machines Corp.	3.375%	8/1/23	61,300	66,287
	International Business Machines Corp.	3.625%	2/12/24	22,800	24,999
	International Business Machines Corp.	3.000%	5/15/24	81,400	88,176
	International Business Machines Corp.	7.000%	10/30/25	25,000	32,526
	International Business Machines Corp.	3.300%	5/15/26	148,025	166,774
	International Business Machines Corp.	3.500%	5/15/29	98,025	113,315
	International Business Machines Corp.	2.850%	5/15/40	22,310	23,679
	International Business Machines Corp.	2.950%	5/15/50	8,825	9,067
	Microsoft Corp.	2.375%	2/12/22	19,865	20,391
	Microsoft Corp.	3.625%	12/15/23	13,500	14,792
	Microsoft Corp.	2.875%	2/6/24	47,230	50,784
	Microsoft Corp.	2.700%	2/12/25	23,890	25,919
	Microsoft Corp.	3.125%	11/3/25	11,865	13,263
	Microsoft Corp.	2.400%	8/8/26	64,501	70,249
	Microsoft Corp.	3.450%	8/8/36	53,965	65,246
	Microsoft Corp.	4.100%	2/6/37	28,522	36,997
	Microsoft Corp.	3.700%	8/8/46	58,585	73,242
	Microsoft Corp.	2.525%	6/1/50	162,183	169,003
	Microsoft Corp.	2.675%	6/1/60	19,051	19,937
	Oracle Corp.	1.900%	9/15/21	70,285	71,286
	Oracle Corp.	2.500%	5/15/22	38,860	40,051
	Oracle Corp.	2.400%	9/15/23	63,535	66,832
	Oracle Corp.	2.950%	11/15/24	80,105	86,968
	Oracle Corp.	2.950%	5/15/25	11,300	12,300
	Oracle Corp.	3.250%	11/15/27	112,120	126,633
	Oracle Corp.	4.000%	11/15/47	32,260	38,160
	Oracle Corp.	3.600%	4/1/50	41,145	45,964
	Oracle Corp.	3.850%	4/1/60	18,920	22,155
5	QUALCOMM Inc.	1.300%	5/20/28	27,611	27,440
	QUALCOMM Inc.	2.150%	5/20/30	44,450	46,399

14

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	QUALCOMM Inc.	1.650%	5/20/32	41,504	41,088
	QUALCOMM Inc.	3.250%	5/20/50	15,990	17,797
5	Tencent Holdings Ltd.	3.575%	4/11/26	6,255	6,943
5	Tencent Holdings Ltd.	3.595%	1/19/28	57,625	63,319
5	Tencent Holdings Ltd.	3.975%	4/11/29	30,760	34,917
	Transportation (0.9%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,461
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	3,748	5,090
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	5,750	7,474
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	21,220	26,566
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	26,898	33,925
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,225	4,035
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	16,975	18,420
	Canadian National Railway Co.	2.450%	5/1/50	25,925	26,123
	CSX Corp.	4.300%	3/1/48	16,635	20,712
	CSX Corp.	3.350%	9/15/49	7,745	8,548
5	ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,613
5	ERAC USA Finance LLC	3.300%	10/15/22	745	778
5	ERAC USA Finance LLC	7.000%	10/15/37	3,775	5,335
5	ERAC USA Finance LLC	5.625%	3/15/42	31,000	39,367
	FedEx Corp.	2.700%	4/15/23	15,810	16,601
	FedEx Corp.	4.100%	2/1/45	4,320	4,894
	FedEx Corp.	4.750%	11/15/45	11,802	14,581
	FedEx Corp.	4.550%	4/1/46	5,894	7,136
	FedEx Corp.	4.050%	2/15/48	1,653	1,891
	FedEx Corp.	4.950%	10/17/48	11,131	14,153
	Kansas City Southern	4.950%	8/15/45	13,845	15,457
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	15,560	16,872
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	22,660	24,071
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	53,520	59,337
	Union Pacific Corp.	3.700%	3/1/29	27,750	32,188
	Union Pacific Corp.	3.250%	2/5/50	38,905	42,750
	Union Pacific Corp.	3.799%	10/1/51	14,843	17,540
	Union Pacific Corp.	3.839%	3/20/60	12,720	14,674
5	Union Pacific Corp.	2.973%	9/16/62	7,030	6,875
	Union Pacific Corp.	3.750%	2/5/70	16,165	18,224
3	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	6,464	5,120
	United Parcel Service Inc.	2.450%	10/1/22	17,095	17,852
					13,519,772
Utilities (5.6%)
	Electric (4.9%)
	AEP Texas Inc.	4.150%	5/1/49	4,750	5,697
	AEP Texas Inc.	3.450%	1/15/50	16,810	18,310
	Alabama Power Co.	5.200%	6/1/41	3,365	4,423
	Alabama Power Co.	4.100%	1/15/42	5,595	6,525
	Alabama Power Co.	3.750%	3/1/45	20,255	23,813
	Alabama Power Co.	4.300%	7/15/48	27,790	35,518
	Ameren Illinois Co.	2.700%	9/1/22	58,000	59,873
	Ameren Illinois Co.	3.800%	5/15/28	22,365	26,063
	Ameren Illinois Co.	3.700%	12/1/47	5,085	6,077
	Arizona Public Service Co.	3.350%	5/15/50	16,830	18,492
	Baltimore Gas and Electric Co.	2.800%	8/15/22	26,250	27,197
	Baltimore Gas and Electric Co.	2.400%	8/15/26	20,945	22,453
	Baltimore Gas and Electric Co.	2.900%	6/15/50	9,820	10,010
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	32,052	45,817
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	865	1,233
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,725	14,548
5	Berkshire Hathaway Energy Co.	4.250%	10/15/50	4,020	5,034
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	6,685	8,668
	Cleco Corporate Holdings LLC	3.375%	9/15/29	13,465	13,694
	Commonwealth Edison Co.	2.950%	8/15/27	23,275	25,927
	Commonwealth Edison Co.	4.350%	11/15/45	11,990	15,342
	Commonwealth Edison Co.	3.650%	6/15/46	6,420	7,580

15

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Commonwealth Edison Co.	4.000%	3/1/48	17,900	22,005
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	12,894
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	45,000	65,192
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	39,027
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,752	3,221
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,755	2,125
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	24,915	32,799
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	22,720	29,793
	Delmarva Power & Light Co.	3.500%	11/15/23	9,550	10,362
	Dominion Energy Inc.	2.715%	8/15/21	14,945	15,217
5	Dominion Energy Inc.	2.450%	1/15/23	106,490	110,915
	Dominion Energy Inc.	4.900%	8/1/41	13,562	17,621
	Dominion Energy Inc.	4.600%	3/15/49	13,855	18,253
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,832	6,944
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,446	1,929
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	23,085	33,550
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	9,627	13,338
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	6,830	8,903
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	25,065	37,275
	DTE Energy Co.	3.800%	3/15/27	19,405	21,740
	Duke Energy Carolinas LLC	6.000%	12/1/28	5,000	6,532
	Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	20,434
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	6,011
	Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	7,942
	Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	6,377
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,220	20,591
	Duke Energy Corp.	2.650%	9/1/26	17,480	18,905
	Duke Energy Corp.	3.400%	6/15/29	11,420	12,857
	Duke Energy Corp.	4.800%	12/15/45	37,600	47,848
	Duke Energy Corp.	3.750%	9/1/46	14,740	16,774
	Duke Energy Progress LLC	2.800%	5/15/22	20,140	20,819
	Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,453
	Duke Energy Progress LLC	4.100%	3/15/43	6,221	7,640
	Duke Energy Progress LLC	4.200%	8/15/45	61,923	77,413
	Emera US Finance LP	3.550%	6/15/26	32,320	36,046
	Entergy Corp.	2.950%	9/1/26	7,085	7,821
	Entergy Louisiana LLC	3.120%	9/1/27	10,065	11,200
	Evergy Inc.	2.450%	9/15/24	28,130	29,731
	Evergy Inc.	2.900%	9/15/29	30,000	32,183
	Evergy Metro Inc.	2.250%	6/1/30	8,520	9,017
	Eversource Energy	2.900%	10/1/24	25,155	27,200
	Eversource Energy	3.150%	1/15/25	6,775	7,391
	Eversource Energy	3.300%	1/15/28	14,490	16,183
	Florida Power & Light Co.	6.200%	6/1/36	12,452	18,101
	Florida Power & Light Co.	5.950%	2/1/38	10,000	14,803
	Florida Power & Light Co.	5.690%	3/1/40	4,994	7,380
	Florida Power & Light Co.	5.250%	2/1/41	29,745	41,947
	Florida Power & Light Co.	4.125%	2/1/42	20,000	25,015
	Florida Power & Light Co.	3.700%	12/1/47	27,690	33,654
	Fortis Inc.	3.055%	10/4/26	44,365	48,428
	Georgia Power Co.	4.750%	9/1/40	34,725	42,238
	Georgia Power Co.	4.300%	3/15/42	28,162	33,489
	Georgia Power Co.	3.700%	1/30/50	9,335	10,447
	Indiana Michigan Power Co.	4.250%	8/15/48	14,590	18,185
	Kansas City Power & Light Co.	4.200%	3/15/48	3,282	4,059
5	Massachusetts Electric Co.	5.900%	11/15/39	21,895	31,443
5	Metropolitan Edison Co.	4.300%	1/15/29	5,006	5,916
5	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	2,540	2,876
	MidAmerican Energy Co.	5.750%	11/1/35	9,925	14,513
	MidAmerican Energy Co.	4.250%	5/1/46	14,675	18,531
	MidAmerican Energy Co.	4.250%	7/15/49	11,000	14,245
	MidAmerican Energy Co.	3.150%	4/15/50	44,720	49,476
5	Monongahela Power Co.	4.100%	4/15/24	11,000	12,070
5	Monongahela Power Co.	5.400%	12/15/43	4,320	5,987

16

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,194
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,355	16,443
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	35,062
	Nevada Power Co.	3.125%	8/1/50	12,525	13,493
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	42,355	43,158
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	8,840	9,898
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,950	37,367
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	12,880	14,714
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	20,155	21,758
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	41,505	42,946
5	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,280	42,468
5	Niagara Mohawk Power Corp.	3.025%	6/27/50	22,255	23,489
3,5	Oglethorpe Power Corp.	6.191%	1/1/31	35,520	42,477
	Oglethorpe Power Corp.	5.950%	11/1/39	5,145	6,552
	Oglethorpe Power Corp.	4.550%	6/1/44	1,835	1,999
	Oglethorpe Power Corp.	4.250%	4/1/46	20,029	21,277
	Oglethorpe Power Corp.	5.050%	10/1/48	5,781	6,820
5	Oglethorpe Power Corp.	3.750%	8/1/50	8,875	8,822
	Oglethorpe Power Corp.	5.250%	9/1/50	17,225	20,475
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,974
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	14,641
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	31,858	34,745
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	15,522
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	3,275	4,183
	PacifiCorp	2.950%	6/1/23	14,835	15,751
	PacifiCorp	3.600%	4/1/24	20,000	22,016
	PacifiCorp	3.350%	7/1/25	15,354	17,062
	PacifiCorp	2.700%	9/15/30	8,500	9,369
	PacifiCorp	5.750%	4/1/37	14,188	19,452
	PacifiCorp	4.150%	2/15/50	11,330	14,163
	PacifiCorp	3.300%	3/15/51	14,790	16,579
	Potomac Electric Power Co.	3.050%	4/1/22	4,235	4,397
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	11,804
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	13,265
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,926
	Progress Energy Inc.	3.150%	4/1/22	20,800	21,476
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	23,816
	San Diego Gas & Electric Co.	3.750%	6/1/47	5,620	6,436
	San Diego Gas & Electric Co.	4.150%	5/15/48	1,505	1,834
	Sierra Pacific Power Co.	2.600%	5/1/26	8,027	8,746
	Southern California Edison Co.	3.875%	6/1/21	24,860	25,228
	Southern California Edison Co.	2.400%	2/1/22	8,270	8,450
	Southern California Edison Co.	3.700%	8/1/25	3,225	3,586
	Southern California Edison Co.	5.750%	4/1/35	5,000	6,631
	Southern California Edison Co.	6.050%	3/15/39	1,995	2,589
	Southern California Edison Co.	4.500%	9/1/40	5,150	5,764
	Southern California Edison Co.	4.050%	3/15/42	17,788	18,983
	Southern California Edison Co.	3.900%	3/15/43	8,782	9,153
	Southern California Edison Co.	4.650%	10/1/43	16,770	19,412
	Southern California Edison Co.	3.600%	2/1/45	8,160	8,315
	Southern California Edison Co.	4.000%	4/1/47	3,675	3,934
	Southern California Edison Co.	4.125%	3/1/48	32,029	34,905
	Southern California Edison Co.	3.650%	2/1/50	25,325	25,998
	Southern Co.	2.950%	7/1/23	44,985	47,681
	Southern Co.	4.400%	7/1/46	25,160	29,771
	Southwestern Electric Power Co.	2.750%	10/1/26	15,000	16,156
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	13,436
	Southwestern Public Service Co.	3.700%	8/15/47	3,790	4,373
	Tampa Electric Co.	2.600%	9/15/22	20,205	20,784
	Union Electric Co.	4.000%	4/1/48	14,942	18,468
	Virginia Electric & Power Co.	3.500%	3/15/27	40,765	46,462
	Virginia Electric & Power Co.	6.000%	5/15/37	9,435	13,513
	Westar Energy Inc.	3.250%	9/1/49	3,120	3,435
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	19,646

17

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Xcel Energy Inc.	3.350%	12/1/26	33,370	37,490
	Natural Gas (0.6%)
5	Boston Gas Co.	3.150%	8/1/27	8,010	8,856
5	Boston Gas Co.	3.001%	8/1/29	5,700	6,278
5	Brooklyn Union Gas Co.	4.273%	3/15/48	63,125	78,663
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,800	3,806
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	9,123	10,316
	CenterPoint Energy Resources Corp.	6.625%	11/1/37	4,406	6,326
5	East Ohio Gas Co.	2.000%	6/15/30	13,440	13,927
5	East Ohio Gas Co.	3.000%	6/15/50	19,575	20,346
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	16,735	16,086
5	KeySpan Gas East Corp.	2.742%	8/15/26	37,580	41,368
5	KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,908
	NiSource Finance Corp.	5.250%	2/15/43	13,546	17,780
	NiSource Finance Corp.	4.800%	2/15/44	8,500	10,656
	ONE Gas Inc.	2.000%	5/15/30	5,315	5,501
	Sempra Energy	2.850%	11/15/20	11,900	11,905
	Sempra Energy	2.875%	10/1/22	14,066	14,593
	Sempra Energy	3.800%	2/1/38	20,000	22,344
	Sempra Energy	6.000%	10/15/39	21,184	29,201
	Southern California Gas Co.	2.600%	6/15/26	28,885	31,162
	Southwest Gas Corp.	2.200%	6/15/30	9,465	9,882
	Other Utility (0.1%)
	American Water Capital Corp.	2.950%	9/1/27	20,245	22,341
	American Water Capital Corp.	3.750%	9/1/47	1,495	1,754
	American Water Capital Corp.	4.200%	9/1/48	29,696	37,061
	American Water Capital Corp.	4.150%	6/1/49	885	1,105
	American Water Capital Corp.	3.450%	5/1/50	4,430	4,983
					3,400,448
Total Corporate Bonds (Cost $23,977,138)					26,722,061
Sovereign Bonds (2.1%)
3,5,7	Bermuda	2.375%	8/20/30	7,005	7,116
3,5,7	Bermuda	3.375%	8/20/50	7,115	7,184
5	Electricite de France SA	4.875%	9/21/38	69,690	88,330
5	Electricite de France SA	4.875%	1/22/44	2,910	3,517
5	Electricite de France SA	4.950%	10/13/45	12,500	15,255
	Equinor ASA	2.900%	11/8/20	22,450	22,506
	Equinor ASA	2.750%	11/10/21	31,091	31,867
	Equinor ASA	2.450%	1/17/23	10,840	11,328
	Equinor ASA	2.650%	1/15/24	10,105	10,764
	Equinor ASA	3.700%	3/1/24	20,035	22,085
	Equinor ASA	3.250%	11/10/24	17,460	19,217
	Equinor ASA	2.875%	4/6/25	4,965	5,391
	Equinor ASA	3.125%	4/6/30	82,270	91,946
	Equinor ASA	2.375%	5/22/30	15,795	16,688
5,8	Kingdom of Saudi Arabia	2.875%	3/4/23	30,320	31,632
9	Province of Ontario	2.500%	4/27/26	100,400	109,934
10	Province of Quebec	2.500%	4/20/26	134,755	147,739
3,11	Republic of Columbia	4.000%	2/26/24	29,348	31,294
5	Saudi Arabian Oil Co.	3.500%	4/16/29	27,885	30,586
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	55,862
5	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	28,000	31,028
5	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,520	32,421
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	63,500	65,218
5	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	29,070	32,403
5,12	State of Kuwait	2.750%	3/20/22	4,315	4,426
5,13	State of Qatar	2.375%	6/2/21	55,255	55,804
5,13	State of Qatar	3.875%	4/23/23	69,280	74,247
5,13	State of Qatar	3.375%	3/14/24	3,250	3,498
5,13	State of Qatar	5.103%	4/23/48	30,000	41,260
5,13	State of Qatar	4.400%	4/16/50	13,435	17,153

18

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	40,693
5	Temasek Financial I Ltd.	3.625%	8/1/28	36,135	42,770
5	Temasek Financial I Ltd.	2.250%	4/6/51	40,775	39,955
5	Temasek Financial I Ltd.	2.500%	10/6/70	23,800	23,311
Total Sovereign Bonds (Cost $1,153,393)					1,264,428
Taxable Municipal Bonds (3.5%)
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	14,735	15,985
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	4,670	7,956
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	24,800	44,484
	Broward County FL Airport System Revenue	3.477%	10/1/43	10,070	10,260
	California GO	7.500%	4/1/34	5,845	9,714
	California GO	7.350%	11/1/39	45,195	74,681
	California GO	7.600%	11/1/40	11,370	20,481
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	6,400
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	14,648
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	4,780	7,118
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	2,290	3,138
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	31,650	45,147
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	61,935	88,347
	City of Riverside CA	3.857%	6/1/45	12,905	13,912
	Dallas Fort Worth TX International Airport	3.089%	11/1/40	7,770	7,864
	Dallas Fort Worth TX International Airport	2.919%	11/1/50	7,405	7,367
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,849
	Duke University North Carolina Revenue	5.850%	4/1/37	62,165	90,423
14	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	3.924%	1/15/53	38,475	41,148
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	5,145	5,463
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	67,314	100,236
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	9,916	15,007
	Grand Parkway Texas Transportation Corp.	3.236%	10/1/52	53,710	55,840
	Great Lakes MI Water Authority Sewage Disposal System Revenue	3.056%	7/1/39	12,495	13,383
	Houston TX GO	6.290%	3/1/32	15,240	19,285
	Illinois GO	5.100%	6/1/33	32,115	32,455
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	23,831
	JobsOhio Beverage System Statewide Liquor Profits Revenue	2.833%	1/1/38	5,335	5,751
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	38,405	53,086
	Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	17,009
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	12,005	17,815
	Massachusetts GO	2.514%	7/1/41	10,625	10,662
	Massachusetts School Building Authority	1.753%	8/15/30	42,620	43,618
	Massachusetts School Building Authority	2.950%	5/15/43	23,000	23,167
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	15,000	22,236
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	16,565	17,815
	Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	11,385	12,250
	Municipal Electric Authority of Georgia	4.430%	1/1/22	7,795	8,065
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	49,149
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	1,395	2,291

19

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	New York Metropolitan Transportation Authority Revenue	6.200%	11/15/26	2,255	2,517
	New York Metropolitan Transportation Authority Revenue	6.814%	11/15/40	32,755	41,579
	New York Metropolitan Transportation Authority Revenue	5.175%	11/15/49	37,785	41,254
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,898
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	23,875
	New York State Dormitory Authority Revenue	3.190%	2/15/43	11,865	12,917
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	21,345	23,671
	New York State Thruway Authority	2.900%	1/1/35	16,215	17,604
	New York State Thruway Authority	3.500%	1/1/42	9,140	9,536
	New York State Thruway Authority Highway & Bridge Trust Fund	5.883%	4/1/30	29,670	38,213
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	58,090	58,885
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	30,550	52,620
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	14,510	20,978
15	Oregon School Boards Association GO	4.759%	6/30/28	15,000	17,276
	Pennsylvania State University Revenue	2.790%	9/1/43	30,480	31,693
	Pennsylvania State University Revenue	2.840%	9/1/50	12,515	12,902
16	Philadelphia Authority for Industrial Development	6.550%	10/15/28	64,830	83,951
	Port Authority of New York & New Jersey Revenue	1.086%	7/1/23	21,440	21,747
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	1,960	2,366
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,784
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	67,795
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	14,589
	Princeton University New Jersey	5.700%	3/1/39	13,020	20,118
	Regents of the University of California Medical Center Pooled Revenue	3.006%	5/15/50	14,850	16,049
	Regents of the University of California Medical Center Pooled Revenue	3.256%	5/15/60	29,200	31,849
	Regents of the University of California Revenue	3.063%	7/1/25	7,015	7,752
	Riverside County CA Pension Revenue	3.818%	2/15/38	9,875	11,324
	Rutgers The State University of New Jersey	3.270%	5/1/43	11,595	12,837
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	19,910	25,229
	State Board of Administration Finance Corp	1.705%	7/1/27	36,875	37,414
	Texas Transportation Commission Revenue	2.562%	4/1/42	8,625	8,915
	Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	15,751
	Texas Transportation Commission State Highway Fund	4.000%	10/1/33	22,595	28,450
	University of California	1.316%	5/15/27	13,645	13,790
	University of California	1.614%	5/15/30	23,375	23,425
	University of California	3.931%	5/15/45	18,275	21,538
	University of California Regents Medical Center Revenue	6.548%	5/15/48	11,820	19,238
	University of California Regents Medical Center Revenue	6.583%	5/15/49	15,870	25,697
	University of California Revenue	4.601%	5/15/31	19,390	23,462
	University of California Revenue	4.765%	5/15/44	4,740	5,258
	University of Michigan	2.437%	4/1/40	17,525	17,983
	University of Michigan	2.562%	4/1/50	15,280	16,003
	University of Virginia	2.256%	9/1/50	20,305	20,032
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	28,325	31,906
14	Wisconsin GO	5.700%	5/1/26	7,370	8,717
Total Taxable Municipal Bonds (Cost $1,793,245)					2,116,723

20

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
Common Stocks (38.3%)
Communication Services (2.5%)
	Comcast Corp. Class A	15,916,673	736,305
	Verizon Communications Inc.	12,181,280	724,664
	BCE Inc.	1,645,354	68,234
			1,529,203
Consumer Discretionary (1.8%)
	McDonald's Corp.	2,053,060	450,626
	VF Corp.	3,600,431	252,930
	Home Depot Inc.	888,556	246,761
	Cie Generale des Etablissements Michelin SCA	1,168,107	125,394
			1,075,711
Consumer Staples (5.4%)
	Procter & Gamble Co.	5,293,289	735,714
	Philip Morris International Inc.	6,674,304	500,506
	Coca-Cola Co.	9,258,057	457,070
	PepsiCo Inc.	2,552,304	353,750
	Archer-Daniels-Midland Co.	7,517,871	349,506
	Mondelez International Inc. Class A	5,717,754	328,485
	Kellogg Co.	4,323,700	279,268
	Unilever NV	4,087,868	246,907
			3,251,206
Energy (1.3%)
^	TC Energy Corp.	5,830,020	244,751
	Phillips 66	3,797,884	196,882
	ConocoPhillips	5,439,300	178,627
	Kinder Morgan Inc.	9,567,072	117,962
	Chevron Corp.	537,786	38,720
			776,942
Financials (6.6%)
	JPMorgan Chase & Co.	7,547,908	726,637
	Bank of America Corp.	26,036,220	627,213
	Progressive Corp.	5,824,090	551,367
	BlackRock Inc.	734,719	414,051
	MetLife Inc.	10,752,977	399,688
	Chubb Ltd.	3,181,420	369,427
	Truist Financial Corp.	6,922,562	263,403
	Blackstone Group LP Class A	4,180,417	218,218
	PNC Financial Services Group Inc.	1,745,191	191,814
	Travelers Cos. Inc.	1,200,383	129,869
	M&T Bank Corp.	769,877	70,898
	Morgan Stanley	849,400	41,068
			4,003,653
Health Care (7.2%)
	Johnson & Johnson	7,649,978	1,138,929
	Pfizer Inc.	22,672,342	832,075
	Medtronic plc	5,595,648	581,500
	Merck & Co. Inc.	5,526,474	458,421
	CVS Health Corp.	5,642,974	329,549
	AstraZeneca plc ADR	5,410,804	296,512
	Novartis AG	2,835,402	246,182
	Eli Lilly and Co.	1,594,553	236,026
	Sanofi	2,222,625	222,734
			4,341,928
Industrials (5.1%)
	Lockheed Martin Corp.	1,343,437	514,913
	Caterpillar Inc.	3,391,245	505,804
	Eaton Corp. plc	4,878,094	497,712
	Union Pacific Corp.	2,113,263	416,038
	General Dynamics Corp.	2,279,600	315,565
	Emerson Electric Co.	3,592,912	235,587
	Honeywell International Inc.	1,421,300	233,960
	Raytheon Technologies Corp.	3,583,200	206,177

21

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

				Shares	Market Value ($000)
	3M Co.			972,025	155,699
					3,081,455
Information Technology (3.8%)
	Cisco Systems Inc.			19,042,823	750,097
	Intel Corp.			9,514,069	492,638
	Corning Inc.			12,440,433	403,194
	Automatic Data Processing Inc.			1,915,977	267,260
	Texas Instruments Inc.			1,498,309	213,944
	Analog Devices Inc.			1,163,686	135,849
					2,262,982
Materials (0.4%)
	LyondellBasell Industries NV Class A			3,262,430	229,969

Real Estate (0.8%)
	Crown Castle International Corp.			3,081,458	513,063

Utilities (3.4%)
	Dominion Energy Inc.			5,746,518	453,573
	Sempra Energy			2,508,127	296,862
	Duke Energy Corp.			3,304,128	292,614
	Exelon Corp.			7,629,894	272,845
	American Electric Power Co. Inc.			3,269,237	267,195
	Entergy Corp.			2,477,900	244,147
	Eversource Energy			1,767,010	147,634
	FirstEnergy Corp.			2,517,500	72,277
					2,047,147
Total Common Stocks (Cost $18,133,295)					23,113,259
			Coupon
Temporary Cash Investments (3.0%)
Money Market Fund (0.3%)
17,18	Vanguard Market Liquidity Fund		0.117%	1,426,044	142,605
		Coupon	Maturity Date	Face Amount ($000)
Repurchase Agreements (2.4%)
	Bank of America Securities, LLC (Dated 9/30/20, Repurchase Value $116,700,000, collateralized by Federal Home Loan Mortgage Corp., 2.391%-3.500%,11/1/45-10/1/50, Federal National Mortgage Assn., 1.932%-4.500%, 9/1/28-10/1/50, with a value of $119,034,000)	0.080%	10/1/20	116,700	116,700
	Deutsche Bank Securities, Inc. (Dated 9/30/20, Repurchase Value $1,900,000, collateralized by U.S. Treasury Bill, 0.000%, 2/23/21, with a value of $1,938,000)	0.080%	10/1/20	1,900	1,900
	HSBC Bank USA (Dated 9/30/20, Repurchase Value $220,200,000, collateralized by U.S. Treasury Note/Bond, 0.125%-2.625%, 11/15/20-2/15/46, with a value of $224,604,000)	0.060%	10/1/20	220,200	220,200
	HSBC Bank USA (Dated 9/30/20, Repurchase Value $111,800,000, collateralized by Federal Home Loan Mortgage Corp., 3.000%-4.000%, 10/1/26-7/1/46, and Federal National Mortgage Assn., 2.000%-5.000%, 7/1/30-7/1/50, with a value of $114,036,000)	0.080%	10/1/20	111,800	111,800

22

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	JP Morgan Securities LLC (Dated 9/30/20, Repurchase Value $175,000,000, collateralized by U.S. Treasury Note/Bond, 0.250%-2.875%, 8/31/25-8/15/45, with a value of $178,500,000)	0.060%	10/1/20	175,000	175,000
	Natixis (Dated 9/30/20, Repurchase Value $237,600,000, collateralized by Federal Home Loan Mortgage Corp., 0.000%, 3/15/29, U.S. Treasury Bill, 0.000%, 5/20/21, and U.S. Treasury Note/Bond, 0.625%-3.375%, 6/30/22-2/15/50, with a value of $242,352,000)	0.060%	10/1/20	237,600	237,600
	Nomura International plc (Dated 9/30/20, Repurchase Value $144,800,000, collateralized by U.S. Treasury Note/Bond, 0.125%-1.750%, 12/31/20-9/15/23, with a value of $147,696,000)	0.060%	10/1/20	144,800	144,800
	RBC Capital Markets LLC (Dated 9/30/20, Repurchase Value $63,300,000, collateralized by Federal National Mortgage Assn., 2.000%-5.000%, 9/1/42-9/1/50, with a value of $64,566,000)	0.070%	10/1/20	63,300	63,300
	RBS Securities, Inc. (Dated 9/30/20, Repurchase Value $366,301,000, collateralized by U.S. Treasury Note/Bond, 0.125%-3.125%, 8/15/21-2/15/43, with a value of $373,626,000)	0.060%	10/1/20	366,300	366,300
					1,437,600
U.S. Government and Agency Obligations (0.3%)
	United States Treasury Bill	0.143%	10/15/20	200,000	199,994
				Shares
Commericial Paper (0.0%)
19	Boeing Co.	2.185%		13,200	13,188
Total Temporary Cash Investments (Cost $1,793,355)					1,793,387
Total Investments (100.7%) (Cost $52,487,033)					60,731,420
Other Assets and Liabilities—Net (-0.7%)					(427,369)
Net Assets (100%)					60,304,051

Cost is in $000.
¤	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2020.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $130,142,000.
1	Securities with a value of $5,233,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $63,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $7,102,111,000, representing 11.8% of net assets.
6	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Guaranteed by the Government of Bermuda.
8	Guaranteed by the Kingdom of Saudi Arabia.
9	Guaranteed by the Province of Ontario.
10	Guaranteed by Province of Quebec.
11	Guaranteed by the Republic of Colombia.
12	Guaranteed by the State of Kuwait.

23

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2020

13	Guaranteed by the State of Qatar.
14	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15	Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

18	Collateral of $142,600,000 was received for securities on loan.
19	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At September 30, 2020, the value of these securities was $13,188,000, representing 0.0% of net assets.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

24

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© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA270 112020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary, of Vanguard Wellesley Income Fund (the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 17, 2020

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 17, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on October 23, 2020 (see File Number 2-52698), Incorporated by Reference.